      As filed with the Securities and Exchange Commission on June 27, 1997

                                                       1933 Act File No. 2-54607
                                                      1940 Act File No. 811-2594
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 31
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 27


                               MFS SERIES TRUST IV
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)
         [ ] on [date] pursuant to paragraph (b)
         [X] 60 days after filing pursuant to paragraph (a)(i)
         [ ] on [date] pursuant to paragraph (a)(i)
         [ ] 75 days after filing pursuant to paragraph (a)(ii)
         [ ] on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to its fiscal year ended August 31, 1996 on October 29, 1996.
================================================================================

                               MFS SERIES TRUST IV
                               -------------------


                                  MFS OTC FUND




                              CROSS REFERENCE SHEET
                              ---------------------



(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form
N-1A)

                                                                           STATEMENT OF
  ITEM NUMBER                                                               ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------            ------------------                        -------------------

      1     (a), (b)      Front Cover Page                                       *

      2     (a)           Expense Summary                                        *

            (b), (c)           *                                                 *

      3     (a)           Condensed Financial Information                        *

            (b)                *                                                 *

            (c)           Information Concerning Shares                          *
                            of the Fund - Performance
                            Information

            (d)           Condensed Financial Information                        *

      4     (a)           The Fund; Investment Objective                         *
                            and Policies

            (b), (c)      Investment Objective and                               *
                            Policies

      5     (a)           The Fund; Management of the                            *
                            Fund - Investment Adviser



                                                                           STATEMENT OF
  ITEM NUMBER                                                               ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------            ------------------                        -------------------

            (b)              Front Cover Page; Management                        *
                               of the Fund - Investment Adviser;
                               Back Cover Page


            (c)              Management of the Fund -                            *
                               Investment Adviser

            (d)              Management of the Fund -                            *
                               Administrator

            (e)              Management of the Fund -                            *
                               Shareholder Servicing Agent;
                               Back Cover Page

            (f)              Expense Summary; Condensed                          *
                               Financial Information; Expenses

            (g)              Investment Objective and                            *
                               Policies - Portfolio Trading

            (h)                     *                                            *


      5A    (a), (b), (c)           **                                           **

      6     (a)              Information Concerning Shares of                    *
                               the Fund - Description of Shares,
                               Voting Rights and Liabilities;
                               Information Concerning Shares of
                               the Fund - Redemptions and
                               Repurchases; Information
                               Concerning Shares of the Fund -
                               Purchases; Information Concerning
                               Shares of the Fund - Exchanges

            (b), (c), (d)           *                                            *

            (e)              Shareholder Services                                *

            (f)              Information Concerning Shares of                    *
                               the Fund - Distributions;
                               Shareholder Services - Distribution
                               Options



                                                                           STATEMENT OF
     ITEM NUMBER                                                            ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------            ------------------                        -------------------

            (g)              Information Concerning Shares of                    *
                               the Fund - Tax Status;
                               Information Concerning Shares
                               of the Fund - Distributions


            (h)                     *                                            *


      7     (a)              Front Cover Page; Management                        *
                               of the Fund - Distributor; Back
                               Cover Page

            (b)              Information Concerning Shares of                    *
                               the Fund - Purchases; Information
                               Concerning Shares of the Fund -
                               Net Asset Value

            (c)              Information Concerning Shares of                    *
                               the Fund - Purchases; Information
                               Concerning Shares of the Fund -
                               Exchanges; Shareholder Services

            (d)              Front Cover Page; Information                       *
                               Concerning Shares of the Fund -
                               Purchases; Shareholder Services


            (e)              Information Concerning Shares of                    *
                               the Fund - Distribution Plan;
                               Expense Summary; Information
                               Concerning Shares of the Fund -
                               Purchases

            (f)              Information Concerning Shares of                    *
                               the Fund - Distribution Plan




                                                                           STATEMENT OF
  ITEM NUMBER                                                               ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------            ------------------                        -------------------


            (g)              Expense Summary; Information                        *
                               Concerning Shares of the Fund -
                               Purchases; Information Concerning
                               Shares of the Fund - Exchanges;
                               Information Concerning Shares of
                               the Fund - Redemptions and
                               Repurchases; Information
                               Concerning Shares of the Fund -
                               Distribution Plan; Information
                               Concerning Shares of the Fund -
                               Distributions; Information
                               Concerning Shares of the Fund -
                               Performance Information; Shareholder
                               Services


      8     (a)              Information Concerning Shares of                    *
                               the Fund - Redemptions and
                               Repurchases; Information
                               Concerning Shares of the Fund -
                               Purchases

            (b), (c), (d)    Information Concerning Shares of                    *
                               the Fund - Redemptions and
                               Repurchases

      9                             *                                            *



                                                                           STATEMENT OF
  ITEM NUMBER                                                               ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------            ------------------                        -------------------

     10     (a), (b)                *                                   Front Cover Page

     11                             *                                   Front Cover Page

     12                             *                                   Definitions

     13     (a), (b), (c)           *                                   Investment Objective, Policies
                                                                            and Restrictions

            (d)                     *                                            *

     14     (a), (b)                *                                   Management of the Fund -
                                                                            Trustees and Officers


            (c)                     *                                   Management of the Fund -
                                                                            Trustees and Officers;
                                                                            Trustee Compensation Table


     15     (a)                     *                                            *

            (b), (c)                *                                   Management of the Fund -
                                                                            Trustees and Officers

     16     (a)              Management of the Fund -                   Management of the Fund -
                               Investment Adviser                           Investment Adviser;
                                                                            Management of the Fund -
                                                                            Trustees and Officers

            (b)              Management of the Fund -                   Management of the Fund -
                               Investment Adviser                           Investment Adviser

            (c)                     *                                            *


            (d)                     *                                   Management of the Fund -
                                                                            Investment Adviser;
                                                                            Administrator



            (e)                     *                                   Portfolio Transactions and
                                                                            Brokerage Commissions


            (f)              Information Concerning Shares              Distribution Plan
                               of the Fund - Distribution
                               Plan




                                                                           STATEMENT OF
  ITEM NUMBER                                                               ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------            ------------------                        -------------------

            (g)                     *                                            *

            (h)                     *                                   Management of the Fund -
                                                                            Custodian; Independent
                                                                            Auditors and Financial
                                                                            Statements; Back Cover Page

            (i)                     *                                   Management of the Fund -
                                                                            Shareholder Servicing Agent

     17     (a), (b), (c),          *                                   Portfolio Transactions and
            (d), (e)                                                        Brokerage Commissions

     18     (a)              Information Concerning Shares              Description of Shares, Voting
                               of the Fund - Description of             Rights and Liabilities
                               Shares, Voting Rights and
                               Liabilities

            (b)                     *                                            *

     19     (a)              Information Concerning Shares              Shareholder Services
                               of the Fund - Purchases;
                               Shareholder Services

            (b)              Information Concerning Shares             Management of the Fund -
                               of the Fund - Net Asset Value;           Distributor; Determination
                               Information Concerning Shares            of Net Asset Value and
                               of the Fund - Purchases                  Performance - Net Asset Value

            (c)                     *                                            *

     20                             *                                   Tax Status


     21     (a), (b)                *                                   Management of the Fund -
                                                                            Distributor; Distribution Plan

            (c)                     *                                            *

     22     (a)                     *                                            *

            (b)                     *                                   Determination of Net Asset
                                                                            Value and Performance;
                                                                            Appendix A





                                                                           STATEMENT OF
     ITEM NUMBER                                                            ADDITIONAL
FORM N-1A, PART A            PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------            ------------------                        -------------------

     23                             *                                   Independent Auditors and
                                                                            Financial Statements

------------------------
*    Not Applicable
**   Contained in Annual Report

                                                     PROSPECTUS
                                                     SEPTEMBER 1, 1997
MFS(R) MID-CAP GROWTH FUND                           CLASS A SHARES OF BENEFICIAL INTEREST
                                                     CLASS B SHARES OF BENEFICIAL INTEREST
(A member of the MFS Family of Funds(R))             CLASS C SHARES OF BENEFICIAL INTEREST


--------------------------------------------------------------------------------


                                                                                          PAGE
                                                                                          -----
1.  Expense Summary.....................................................................      2
2.  The Fund............................................................................      3
3.  Condensed Financial Information.....................................................      4
4.  Investment Objective and Policies...................................................      7
5.  Investment Techniques...............................................................      7
6.  Risk Factors........................................................................     11
7.  Management of the Fund..............................................................     14
8.  Information Concerning Shares of the Fund...........................................     15
       Purchases........................................................................     15
       Exchanges........................................................................     21
       Redemptions and Repurchases......................................................     22
       Distribution Plan................................................................     24
       Distributions....................................................................     25
       Tax Status.......................................................................     26
       Net Asset Value..................................................................     26
       Description of Shares, Voting Rights and Liabilities.............................     26
       Performance Information..........................................................     27
       Expenses.........................................................................     27
9.  Shareholder Services................................................................     28
Appendix A..............................................................................    A-1



 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

MFS MID-CAP GROWTH FUND

500 Boylston Street, Boston, Massachusetts 02116       (617) 954-5000


This Prospectus pertains to the MFS Mid-Cap Growth Fund (the "Fund"), a non-diversified series of MFS Series Trust IV (the "Trust"), an open-end investment company presently consisting of four series. The investment objective of the Fund is to seek to obtain long-term growth of capital. The Fund seeks to achieve this objective by investing at least 65% of its assets, under normal market conditions, in equity securities of companies with medium market capitalization which the Adviser believes have above-average growth potential. THE FUND IS INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL. See "Risk Factors." The minimum initial investment generally is $1,000 per account (see "Information Concerning Shares of the Fund -- Purchases").


The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated September 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Fund. The SAI is incorporated into this Prospectus by reference. See page 29 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY




           SHAREHOLDER TRANSACTION EXPENSES:               CLASS A       CLASS B     CLASS C
                                                           -------       -------     -------
     Maximum Initial Sales Charge Imposed on Purchases
       of Fund Shares (as a percentage of offering
       price)...........................................      5.75%        0.00%       0.00%
     Maximum Contingent Deferred Sales Charge (as a
       percentage of original purchase price or
       redemption proceeds, as applicable)..............  See Below(1)     4.00%       1.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE
  NET ASSETS):
     Management Fees....................................      0.75%        0.75%       0.75%
     Rule 12b-1 Fees....................................      0.25%(2)     1.00%(3)    1.00%(3)
     Other Expenses(4)..................................     0.485%        0.485%      0.485%
                                                             -----         -----       -----
     Total Operating Expenses...........................     1.485%        2.235%      2.235%


---------------

(1) Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund -- Purchases").

(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to the Class A shares. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(3) The Fund's Distribution Plan provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B shares and Class C shares, respectively. Distribution expenses paid under the Distribution Plan with respect to Class B or Class C shares, together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan" below.


(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such reductions are not reflected under "Other Expenses."

                              EXAMPLE OF EXPENSES

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


        PERIOD                               CLASS A        CLASS B              CLASS C
        ------                               -------     -------------     -------------------
                                                             (1)                    (1)
         1 year............................    $ 72      $ 63     $ 23       $ 33        $ 23
         3 years...........................     102       100       70         70          70
         5 years...........................     134       140      120        120         120
        10 years...........................     225       238(2)   238(2)     257         257


---------------

(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following expenses of the Fund are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."


THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUND

The Fund is a non-diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1981. The Trust presently consists of four series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Three classes of shares of the Fund are currently offered to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 5.75% of the offering price (or a CDSC of 1.00% upon redemption during the first year in the case of purchases of $1 million or more and certain purchase by retirement plans) and subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4% during the first year to 0% after six years) and an annual distribution fee and a service fee up to a maximum of 1.00% per annum; Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year and an annual distribution fee and service fee of 1.00% per annum. Class C shares do not convert to any other class of shares of the Fund. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus supplement provided to institutional investors eligible to purchase Class I shares and are offered at net asset value without an annual distribution and service fee.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objective and policies. The selection of investments and the way they are managed depend on conditions and trends in the economy and the financial marketplaces. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

3.  CONDENSED FINANCIAL INFORMATION

The following information has been audited (except where noted) since the inception of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders and subsequent Semiannual Report which are incorporated by reference into the SAI. The financial statements for all but most recent six months are included in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.


                              FINANCIAL HIGHLIGHTS


                                                             PERIOD ENDED
                                                             FEBRUARY 28,               YEAR ENDED AUGUST 31,
                                                                 1997           --------------------------------------
                                                             (UNAUDITED)          1996           1995          1994*
                                                             ------------       --------       --------       --------
                                                               CLASS A
                                                             ------------
Per share data (for a share outstanding throughout each
  period):
Net asset value -- beginning of period.....................    $   9.06         $  10.08       $   8.68       $   7.83
                                                               --------         --------       --------       --------
Income from investment operations# --
    Net investment income (loss)(sec.).....................    $  (0.06)        $   0.10       $  (0.03)      $  (0.05)
    Net realized and unrealized gain on investments and
      foreign currency transactions........................        0.47             0.76           1.69           0.90
                                                               --------         --------       --------       --------
Total from investment operations...........................    $   0.41         $   0.86       $   1.66       $   0.85
                                                               --------         --------       --------       --------
Less distributions declared to shareholders --
    From net realized gain on investments and foreign
      currency transactions................................    $  (1.25)        $  (1.88)      $  (0.26)      $     --
    In excess of net realized gain on investments and
      foreign currency transactions........................       (0.07)              --             --             --
                                                               --------         --------       --------       --------
Total distributions declared to shareholders...............    $  (1.32)        $  (1.88)      $  (0.26)      $     --
                                                               --------         --------       --------       --------
Net asset value -- end of period...........................    $   8.15         $   9.06       $  10.08       $   8.68
                                                               ========         ========       ========       ========
Total return++.............................................       4.04%++         10.55%         19.77%         10.86%++
Ratios (to average net assets)/Supplemental data(sec.):
    Expenses##.............................................       1.49%+           1.28%          1.29%          1.50%+
    Net investment loss....................................     (1.23)%+         (1.08)%        (0.40)%        (0.87)%+
Portfolio turnover.........................................        101%             157%           218%            82%
Average commission rate###.................................    $ 0.0317         $ 0.0422             --             --
Net assets at end of period (000 omitted)..................    $ 34,764         $ 35,098       $ 30,194       $ 17,776


---------------


     * For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
     + Annualized.
    ++ Not annualized.
    ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     # Per share data is based upon average shares outstanding.
    ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(sec.) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

       Net investment loss............................             --                 --             --       $ (0.08)
       Ratios (to average net assets):
         Expenses.....................................             --                 --             --          2.03%+
         Net investment loss..........................             --                 --             --         (1.40)%+

                                                              PERIOD ENDED                  YEAR ENDED AUGUST 31,
                                                            FEBRUARY 28, 1997       --------------------------------------
                                                               (UNAUDITED)            1996           1995          1994*
                                                            -----------------       --------       --------       --------
                                                                 CLASS B
                                                            -----------------
Per share data (for a share outstanding throughout each
  period):
Net asset value -- beginning of period....................       $   8.93           $   9.94       $   8.59       $   7.83
                                                                 --------           --------       --------       --------
Income from investment operations# --
    Net investment income (loss)(sec.)....................       $  (0.09)          $   0.17       $  (0.13)      $  (0.12)
    Net realized and unrealized gain on investments and
      foreign currency transactions.......................           0.46               0.61           1.69           0.88
                                                                 --------           --------       --------       --------
Total from investment operations..........................       $   0.37           $   0.78       $   1.56       $   0.76
                                                                 --------           --------       --------       --------
Less distributions declared to shareholders --
    From net realized gain on investments and foreign
      currency transactions...............................       $  (1.18)          $  (1.79)      $  (0.21)      $     --
    In excess of net realized gain on investments and
      foreign currency transactions.......................          (0.07)                --             --             --
                                                                 --------           --------       --------       --------
Total distributions declared to shareholders..............       $  (1.25)          $  (1.79)      $  (0.21)      $     --
                                                                 --------           --------       --------       --------
Net asset value -- end of period..........................       $   8.05           $   8.93       $   9.94       $   8.59
                                                                 ========           ========       ========       ========
Total return..............................................          3.65%++            9.67%         18.75%          9.71%++
Ratios (to average net assets)/Supplemental datasec.:
    Expenses##............................................          2.30%+             2.13%          2.29%          2.57%+
    Net investment loss...................................        (2.03)%+           (1.81)%        (1.44)%        (2.02)%+
Portfolio turnover........................................           101%               157%           218%            82%
Average commission rate###................................       $ 0.0317           $ 0.0422             --             --
Net assets at end of period (000 omitted).................       $ 66,553           $ 67,043       $ 61,742       $ 36,849


---------------


     * For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
     + Annualized.
    ++ Not annualized.
     # Per share data is based upon average shares outstanding.
    ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(sec.) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

       Net investment loss.................................             --                 --             --       $ (0.15)
       Ratios (to average net assets):
         Expenses..........................................             --                 --             --          3.10%
         Net investment loss...............................             --                 --             --        (2.56)%

                                                        PERIOD ENDED           YEAR ENDED AUGUST 31,            PERIOD ENDED
                                                      FEBRUARY 28, 1997   --------------------------------    FEBRUARY 28, 1997
                                                         (UNAUDITED)        1996        1995       1994*        (UNAUDITED)**
                                                      -----------------   --------    --------    --------    -----------------
                                                           CLASS C                                                 CLASS I
                                                      -----------------                                       -----------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period..............       $   8.85       $   9.91    $   8.61    $   7.80         $   8.63
                                                           --------       --------    --------    --------         --------
Income from investment operations# --
    Net investment income (loss)(ssec.).............       $  (0.09)      $   0.17    $  (0.14)   $  (0.04)        $  (0.01)
    Net realized and unrealized gain (loss) on
      investments and foreign currency
      transactions..................................           0.46           0.60        1.69        0.85            (0.47)
                                                           --------       --------    --------    --------         --------
Total from investment operations....................       $   0.37       $   0.77    $   1.55    $   0.81         $  (0.48)
                                                           --------       --------    --------    --------         --------
Less distributions declared to shareholders --
    From net realized gain on investments and
      foreign currency transactions.................       $  (1.17)      $  (1.83)   $  (0.25)   $     --         $     --
    In excess of net realized gain on investments
      and foreign currency transactions.............          (0.07)            --          --    -     --               --
                                                           --------       --------    --------     -------         --------
Total distributions declared to shareholders........       $  (1.24)      $  (1.83)   $  (0.25)   $     --         $     --
                                                           --------       --------    --------    --------         --------
Net asset value -- end of period....................       $   7.98       $   8.85    $   9.91    $   8.61         $   8.15
                                                           ========       ========    ========    ========         ========
Total return........................................          3.71%          9.60%      18.63%      10.38%++        (5.89)%++
Ratios (to average net assets)/Supplemental
  data(sec.):
    Expenses##......................................          2.24%          2.17%       2.30%       2.50%+           1.35%+
    Net investment loss.............................        (1.97)%        (1.90)%     (1.55)%     (2.22)%+         (1.18)%+
Portfolio turnover..................................           101%           157%        218%         82%             101%
Average commission rate###..........................       $ 0.0317       $ 0.0422          --          --         $ 0.0317
Net assets at end of period (000 omitted)...........       $  5,371       $  6,860    $  3,209    $     87         $  1,494


---------------


     * For the period from the commencement of the offering of Class C shares, August 1, 1994 to August 31, 1994.
    ** For the period from the commencement of the offering of Class I shares, January 2, 1997.
     + Annualized.
    ++ Not annualized.
     # Per share data is based upon average shares outstanding.
    ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(sec.) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:

       Net investment loss...........................            --             --          --     $(0.05)             --
       Ratios (to average net assets):
         Expenses...................................             --             --          --       3.03%+            --
         Net investment loss........................             --             --          --      (2.71)%+           --

4.  INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE -- The Fund's investment objective is to seek to obtain long-term growth of capital.


INVESTMENT POLICIES -- The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalization which the Adviser believes have above-average growth potential (see "Investment Techniques -- Equity Securities" below). Medium market capitalization companies are those whose market capitalization falls within the range of the Standard and Poor's MidCap 400 Index at the time of the Fund's investment. The S&P MidCap 400 Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose capitalization falls outside this range after purchase continue to be considered medium-capitalization companies for purposes of the Fund's 65% policy. The Fund may, but is not required to, purchase securities of companies included in the S&P MidCap 400 Index. The Index is only used by the Fund for purposes of defining the market capitalization range of companies in which the Fund will invest; it is not intended to be used as a benchmark against which the Fund compares its investment performance. As of May 31, 1997, the S&P MidCap 400 Index included companies with capitalizations of between $97 million and $8.2 billion.



Consistent with its investment objective, the Fund may invest in fixed income securities (see "Investment Techniques -- "Fixed Income Securities" below) and may also invest up to 35% (and generally expects to invest up to 20%) of its net assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts)(see "Risk Factors -- Foreign Securities" below).



5.  INVESTMENT TECHNIQUES



EQUITY SECURITIES: The Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.


FIXED INCOME SECURITIES: Debt securities in which the Fund may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Fund may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities) (see "Risk Factors -- Lower Rated Fixed Income Securities" below). Fixed income securities in which the Fund may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See the SAI.

INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES: When the Adviser believes that investing for defensive purposes is appropriate, such as during periods of unusual market conditions, part or all of the Fund's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements.

EMERGING MARKET SECURITIES: Consistent with the Fund's objective and policies, the Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

BRADY BONDS: The Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.

LENDING OF SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment in cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit).


"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such bases, the Fund will normally invest in liquid assets.



INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the investment.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitations on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 15% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the SAI for further information on these securities.


OPTIONS ON SECURITIES: The Fund may write (sell) covered put and call options on securities and purchase put and call options on securities. The Fund will write such options for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, which will increase its investment income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written or the increased cost of portfolio securities to be acquired. However, the writing of options constitutes only a partial hedge, up to the amount of the premium, less any transaction costs. In contrast, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. The Fund may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.


The Fund may purchase put or call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that such declines or increases occur, the Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the option, although the Fund may be required to forfeit such amounts in the event that the prices of securities underlying the options do not move in the direction or to the extent anticipated.

The Fund may also enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging purposes and non-hedging purposes (which may be speculative). In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options and purchase call and put options on stock indices. The Fund may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When the Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Fund for the writing of the option. In addition, if the value of an underlying index moves adversely to the Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

The Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. The Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

OPTIONS ON FOREIGN CURRENCIES: The Fund may also purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. The Fund may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. See "Investment Objective, Policies and Restrictions -- Foreign Securities" in the SAI for information on the risks associated with holding foreign currency.

FUTURES CONTRACTS: The Fund may enter into stock index and foreign currency futures contracts (collectively "Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect the Fund's current or intended investments from the effects of changes in exchange rates or declines in the stock market. The Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such contracts will benefit the Fund, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Futures Contracts may also be entered into for non-hedging purposes, to the extent permitted by applicable law, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

OPTIONS ON FUTURES CONTRACTS: The Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging the Fund's portfolio than the purchase or sale of the underlying Futures Contracts because the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Options on Futures Contracts may also be entered into for non-hedging purposes (which may be speculative) to the extent permitted under applicable law, which involves greater risks and could result in losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes (which may be speculative). By entering into transactions in Forward Contracts, for hedging purposes, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. The Fund may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts into which it has entered. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. The Fund may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. The Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts. See "Investment Objective and Policies -- Foreign Securities" in the SAI for information on the risks associated with holding foreign currency.

6.  RISK FACTORS


MEDIUM CAPITALIZATION STOCKS: Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.



EMERGING GROWTH COMPANIES: The stocks of companies in which the Fund may invest may be early in their life cycle but have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies in which the Fund invests may be established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in economic environment.



The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in other companies which do not have emerging growth characteristics. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on the management abilities of a limited number of people. In addition, there may be less research available on many promising emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of more established growth companies or the market averages in general. Shares of the Fund, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.


FIXED INCOME SECURITIES: To the extent the Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline.


LOWER RATED FIXED INCOME SECURITIES: The Fund may invest up to 20% of its net assets in non-convertible fixed income securities that are in the lower rating categories (rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities (commonly known as "junk bonds"). These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price than securities in the higher rating categories. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.


The Fund may also invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. See the SAI for more information on lower rated securities.

FOREIGN SECURITIES: Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Fund may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security, a decrease in the level of liquidity in the Fund's portfolio, or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets the Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund. See the SAI for a further discussion of emerging market securities as well as the associated risks.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although the Fund will enter into certain transactions in options, Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option on Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in options, Futures Contracts, Options or Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company. As a result, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Fund should not be considered to constitute a complete investment program.

                            ------------------------

PORTFOLIO TRADING: The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"), and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see "Portfolio Transactions and Brokerage Commissions" in the SAI.


While it is not generally the Fund's policy to invest or trade for short-term profits, the Fund may dispose of a portfolio security whenever the Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. For the fiscal year ended August 31, 1996, the Fund had a portfolio turnover rate of over 100%. Transaction costs incurred by the Fund and the realized capital gains and losses of the Fund may be greater than that of a Fund with a lesser portfolio turnover rate.

                            ------------------------

The investment objective and policies described above, including Options, Options on Foreign Currency, Futures Contracts, Options on Futures Contracts and Forward Contracts, are not fundamental and may be changed without shareholder approval. A change in the Fund's investment objective may result in the Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see "Investment Restrictions" in the SAI). The Fund's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated October 20, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Mark Regan has been the Fund's portfolio manager since the Fund's inception. Mr. Regan is a Vice President of the Adviser and has been employed as a portfolio manager by the Adviser since 1989. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, equal to 0.75% of the average daily net assets of the Fund on an annualized basis. For the Fund's fiscal year ended August 31, 1996, management fees paid to MFS under the Advisory Agreement were $755,233, equivalent, on an annualized basis, to 0.75% of the Fund's average daily net assets.



MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS(R)/Sun Life Series Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS Municipal Income Trust, MFS Government Markets Income Trust, MFS Multimarket Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., also provide investment advice to substantial private clients.



MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were
approximately $    billion on behalf of approximately    million investor
accounts as of July 31, 1997. As of such date, the MFS organization managed
approximately $    billion in assets in equity
securities and $    billion of assets in fixed income securities. Approximately
$    billion of assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, James D. McNeil, Donald A. Stewart and Arnold D. Scott. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.



A. Keith Brodkin, the Chairman and a director of MFS, is the Chairman, President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James O. Yost, Ellen M. Moynihan, Mark E. Bradley and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for the Fund's portfolios as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, however, it may produce increased investment opportunities for the Fund.


ADMINISTRATOR -- MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES
Class A, B and C shares of the Fund may be purchased at the public offering price through any dealer and other financial institutions ("dealers") having a selling agreement with MFD. Dealers may also charge their customers fees relating to investment in the Fund.

This Prospectus offers Class A, B and C shares, which bear sales charges and distribution fees in different forms and amounts, as described below:

CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:
--------------------------------------------------------------------------------

                                                SALES CHARGE* AS PERCENTAGE OF:            DEALER
                                                                                      ALLOWANCE AS A
                                                  OFFERING        NET AMOUNT           PERCENTAGE OF
             AMOUNT OF PURCHASE                     PRICE          INVESTED           OFFERING PRICE
-------------------------------------------------------------------------------------------------------
Less than $50,000...........................         5.75%            6.10%                 5.00%
$50,000 but less than $100,000..............         4.75             4.99                  4.00
$100,000 but less than $250,000.............         4.00             4.17                  3.20
$250,000 but less than $500,000.............         2.95             3.04                  2.25
$500,000 but less than $1,000,000...........         2.20             2.25                  1.70
$1,000,000 or more..........................       None**           None**              See Below**
-------------------------------------------------------------------------------------------------------

 *Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.

**A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price as shown in the above table. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.

PURCHASES SUBJECT TO A CDSC (but not an initial sales charge). In the following four circumstances, Class A shares are offered at net asset value without an initial sales charge, but subject to a CDSC equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:

  (i) on investments of $1 million or more in Class A shares:

 (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization had demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;

(iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and
      (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion; and

(iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASE THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY.

In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

COMMISSION PAID BY MFD TO DEALERS          CUMULATIVE PURCHASE AMOUNT
---------------------------------     -------------------------------------
              1.00%                   On the first $2,000,000, plus
              0.80%                   Over $2,000,000 to $3,000,000, plus
              0.50%                   Over $3,000,000 to $50,000,000, plus
              0.25%                   Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchases).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus for further discussion of the CDSC.

WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemption of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Code, and subject to ERISA, where:

 (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

(ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to, the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;

provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:

                    YEAR OF                                                   CONTINGENT
                  REDEMPTION                                                DEFERRED SALES
                AFTER PURCHASE                                                  CHARGE
                --------------                                              ---------------
                First...............................................              4%
                Second..............................................              4%
                Third...............................................              3%
                Fourth..............................................              3%
                Fifth...............................................              2%
                Sixth...............................................              1%
                Seventh and following...............................              0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated or partially terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CONVERSION OF CLASS B SHARES. Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES: Class C shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption of 1.00% during the first year. Class C shares do not convert to any other class of the Fund. The maximum investment in Class C shares that may be made is up to $5,000,000 per transaction.

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividend or capital gain distributions. See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" below for further discussion of the CDSC.

MFD will pay dealers 1.00% of the purchase price of Class C shares purchased through dealers and, as compensation therefor, MFD will retain the 1.00% per annum distribution and service fee paid under the Fund's Distribution Plan to MFD for the first year after purchase (see "Distribution Plan" below).

Class C shares are not currently available for purchase by any retirement plan qualified under Sections 401(a) or 403(b) of the Code if the retirement plan and/or the sponsoring organization subscribe to the MFS FUNDamental 401(k) Plan or another similar recordkeeping program made available by the Shareholder Servicing Agent.

WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class C shares is waived. These circumstances are described in Appendix A to this Prospectus.

GENERAL: The following information applies to purchases of all classes of the Fund's shares.

MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRA's) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.


SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserves the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.


The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individuals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 or 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.


As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request, and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase and exchange requests by market timers. In the event that any individual or entity is determined either by the Fund or MFD, in its sole discretion, to be a market timer with respect to any calendar year, the Fund and/or MFD will reject all exchange requests into the Fund during the remainder of that calendar year. Other funds in the MFS Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A, Class B and Class C shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B and/or Class C shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Fund, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand-held calculator or (ii) make a nominal charitable contribution on their behalf.

RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

                            ------------------------

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES

Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.

GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.

REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption ) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL: Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE: Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER: If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

CONTINGENT DEFERRED SALES CHARGE: Investments in Class A, Class B and Class C shares ("Direct Purchases") will be subject to a CDSC for a period of: (i) with respect to Class A and Class C shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares); or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class C shares and Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis -- all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis -- all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.


At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of Class C shares and of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC, and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE. In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within 12 months of the initial purchase for Class C shares and certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN
The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.

In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."


FEATURES COMMON TO EACH CLASS OF SHARES: There are features of the Distribution Plan that are common to each class of shares, as described below.


SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A shares, Class B shares or Class C shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use of MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expense incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its distribution agreement with the Fund.

OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.


CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commission to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.35% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses.

CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

CLASS C SHARES. Class C shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class C Shares" above. MFD will pay a commission to dealers of 1.00% of the purchase price of Class C shares purchased through dealers at the time of purchase. In compensation for this 1.00% commission paid by MFD to dealers, MFD will retain the 1.00% per annum Class C distribution and service fees paid by the Fund with respect to such shares for the first year after purchase, and dealers will become eligible to receive from MFD the ongoing 1.00% per annum distribution and service fees paid by the Fund to MFD with respect to such shares commencing in the thirteenth month following purchase.

This ongoing 1% fee is comprised of the 0.25% per annum service fee paid to MFD under the Distribution Plan (which MFD in turn pays to dealers), as discussed above, and a distribution fee paid to MFD (which MFD also in turn pays to dealers) under the Distribution Plan equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class C shares.

CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.25%, 1.00% and 1.00% per annum of the Fund's net assets, respectively. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.

DISTRIBUTIONS
The Fund intends to pay substantially all of its net investment income for any calendar year to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the same class with respect to which a distribution is made. Distribution paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B and Class C shares because expenses attributable to Class B and Class C shares will generally be higher.

TAX STATUS

The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes.



Shareholders of the Fund normally will have to pay federal income taxes (and any state or local taxes) on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. A portion of the dividends received from the Fund (but none of the Fund's capital gain distributions) may qualify for the dividends received deduction for corporations.


Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), and the amount, if any, of federal income tax withheld.

Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. The Fund is also required in certain circumstances to apply backup withholding at a rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.


NET ASSET VALUE
The net asset value per share of each class of shares of the Fund is determined each day during which the Exchange is open for trading. This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market values as described in the SAI. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Fund, one of four series of the Trust, has three classes of shares which it offers to the general public, entitled Class A, Class B and Class C Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).

Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of that class. Shares have no pre-emptive or conversion rights (except as set forth above in "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance (e.g., fidelity bonding and errors and omissions insurance) existed and the Trust itself was unable to meet its obligations.

PERFORMANCE INFORMATION
From time to time, the Fund will provide total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in each class of shares of the Fund made at the maximum public offering price of the shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemptions of the Fund's Class B and Class C shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public. See the SAI for further information on the calculation of total rate of return for share classes initially offered for sale to the public on different dates.

The Fund's total rate of return quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended, August 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.

EXPENSES
The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of the Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectus, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums; fees and expenses of Investors Bank & Trust Company, the Trust's Custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used to sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.

MFS has agreed to pay for an indefinite period, the expenses of the Fund such that the aggregate operating expenses of the Fund's Class A, Class B and Class C shares do not exceed, on an annualized basis, 1.50%, 2.57% and 2.50%, respectively, of its average daily net assets with respect to each such class; provided, however, that this obligation may be terminated or revised at any time by MFS without the consent of the Trust or the Fund by notice in writing from MFS to the Trust on behalf of the Fund.

9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund, should contact their investment dealer or the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive information regarding the tax status of reportable dividends and distributions for that year (see "Tax Status" above).

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares.
       This option will be assigned if no other option is specified.

    -- Dividends in cash; capital gain distributions reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value in effect on the record date. Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

    LETTER OF INTENT -- If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or MFS Fixed Fund (a bank collective trust) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


    RIGHT OF ACCUMULATION -- A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds and MFS Fixed Fund (a bank collective trust), reaches a discount level.



    DISTRIBUTION INVESTMENT PROGRAM -- Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value in shares of the same class of another MFS Fund, if shares of such fund are available for sale (without a sales charge and not subject to any applicable CDSC).


    SYSTEMATIC WITHDRAWAL PLAN -- A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B and Class C shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the time of the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --

    AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.


    AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of the other MFS Funds (and, in the case of Class C shares, for shares of the MFS Money Market Fund) under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund or Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charge included in share purchases in the case of Class A shares and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Except as noted under "Purchases -- Class C shares," shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

                            ------------------------


The Fund's SAI, dated September 1, 1997, contains more detailed information about the Fund, including, but not limited to, information related to (i) the Fund's investment objective, policies and restrictions, (ii) Trustees, officers and investment adviser, (iii) portfolio transactions and brokerage commissions,
(iv) the Distribution Plan, (v) the method used to calculate total rate of return quotations of the Fund, and (vi) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                      APPENDIX A

                            WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the CDSC for Class A shares are waived (Section II), and the CDSC for Class B shares is waived (Section III).

I. WAIVERS OF ALL APPLICABLE SALES CHARGES

In the following circumstances, the initial charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, are waived:

1. DIVIDEND REINVESTMENT

   - Shares acquired through dividend or capital gain reinvestment; and

   - Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.

2. CERTAIN ACQUISITIONS/LIQUIDATIONS

   - Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:

   - Officers, eligible directors, employees (including retired employees) and agents of MFS, Sun Life or any of their subsidiary companies;

   - Trustees and retired trustees of any investment company for which MFD serves as distributor;

   - Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;

   - Employees or registered representatives of dealers and other financial institutions ("dealers") which have a sales agreement with MFD;

   - Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and

   - Institutional Clients of MFS or MFS Institutional Advisors, Inc.

4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

   - Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/Small Accounts" in the Prospectus.

5. RETIREMENT PLANS (CDSC WAIVER ONLY). Shares redeemed on account of distributions made under the following circumstances:

   INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

   - Death or disability of the IRA owner.

   SECTION 401(A) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

   - Death, disability or retirement of 401(a) or ESP Plan participant;

   - Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

   - Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

   - Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

   - Tax-free return of excess 401(a) or ESP Plan contributions;

   - To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. (the "Shareholder Servicing Agent"); and

   - Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of:
     (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds.

   - The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

   SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

   - Death or disability of SRO Plan participant.

6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). Shares transferred:

   - To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

   - From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.

II. WAIVERS OF CLASS A SALES CHARGES

In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:

1. INVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED MUTUAL FUNDS

   - Shares acquired through the investment of redemption proceeds from another open-end management investment company not distributed or managed by MFD or its affiliates if: (i) the investment is made through a dealer and appropriate documentation is submitted to MFD; (ii) the redeemed shares were subject to an initial sales charge or deferred sales charge (whether or not actually imposed); (iii) the redemption occurred no more than 90 days prior to the purchase of Class A shares; and (iv) the MFS Fund, MFD or its affiliates have not agreed with such company or its affiliates, formally or informally, to waive sales charges on Class A shares or provide any other incentive with respect to such redemption and sale.

2. WRAP ACCOUNT INVESTMENTS


   - Shares acquired by investments through certain dealers which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account or a similar program under which such clients pay a fee to such dealer.


3. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS

   - Shares acquired by insurance company separate accounts.

4. RETIREMENT PLANS

   ADMINISTRATIVE SERVICES ARRANGEMENTS

   - Shares acquired by retirement plans whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

   REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS

   - Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

  SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
CIRCUMSTANCES:

   IRAS

   - Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

   - Tax-free returns of excess IRA contributions.

   401(a) PLANS

   - Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

   - Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

   ESP PLANS AND SRO PLANS

   - Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.

III. WAIVERS OF CLASS B SALES CHARGES

   - In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

1. SYSTEMATIC WITHDRAWAL PLAN

   - Systematic Withdrawal Plan redemptions with respect to up to 10% per year of the account value at the time of establishment.

2. DEATH OF OWNER

   - Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

3. DISABILITY OF OWNER

   - Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

4. RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

   IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

   - Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

   SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

   - Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Code rules; and

   - Death or disability of a SAR-SEP Plan participant.

                                                [MFS LOGO](SM)
                                                INVESTMENT MANAGEMENT
                                                 We invented the mutual fund(SM)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000                                   MFS(R) MID-CAP GROWTH FUND

Distributor                                      Prospectus
MFS Fund Distributors, Inc.                      September 1, 1997
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110





[MFS LOGO](SM)
INVESTMENT MANAGEMENT
 We invented the mutual fund(SM)


MFS(R) MID-CAP GROWTH FUND
500 Boylston Street
Boston, MA 02116

                           OTC-1-1/97/100M  83/283/383

[LOGO: MFS INVESTMENT MANAGEMENT]
  We invented the mutual fund(SM)


MFS(R) MID-CAP GROWTH FUND                   STATEMENT OF
                                             ADDITIONAL INFORMATION

(A Member of the MFS Family of Funds(R))     September 1, 1997
--------------------------------------------------------------------------------


                                                                                              Page
                                                                                              -----
  1.  Definitions...........................................................................      2
  2.  Investment Objective, Policies and Restrictions.......................................      2
  3.  Management of the Fund................................................................     13
      Trustees..............................................................................     13
      Officers..............................................................................     13
      Trustee Compensation Table............................................................     14
      Investment Adviser....................................................................     14
      Custodian.............................................................................     15
      Shareholder Servicing Agent...........................................................     15
      Distributor...........................................................................     15
  4.  Portfolio Transactions and Brokerage Commissions......................................     16
  5.  Shareholder Services..................................................................     17
      Investment and Withdrawal Programs....................................................     17
      Exchange Privilege....................................................................     20
      Tax-Deferred Retirement Plans.........................................................     20
  6.  Tax Status............................................................................     21
  7.  Determination of Net Asset Value and Performance......................................     22
  8.  Distribution Plan.....................................................................     24
  9.  Description of Shares, Voting Rights and Liabilities..................................     25
 10.  Independent Auditors and Financial Statements.........................................     26
      Appendix A............................................................................     27



MFS MID-CAP GROWTH FUND

A Series of MFS Series Trust IV
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated September 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see last page for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1. DEFINITIONS


"Fund"                 --   MFS Mid-Cap Growth Fund, a
                            non-diversified series of
                            MFS Series Trust IV (the
                            "Trust"), a Massachusetts
                            business trust. The Fund
                            was known as MFS OTC Fund
                            until its name was changed
                            on August 29, 1997, and the
                            Trust was known as
                            Massachusetts Cash
                            Management Trust until its
                            name was changed on August
                            27, 1993.

"MFS" or the "Adviser" --   Massachusetts Financial
                            Services Company, a
                            Delaware corporation.

"MFD"                  --   MFS Fund Distributors,
                            Inc., a Delaware
                            corporation.

"Prospectus"           --   The Prospectus of the Fund,
                            dated September 1, 1997, as
                            amended or supplemented
                            from time to time.


2. INVESTMENT OBJECTIVE, POLICIES AND
   RESTRICTIONS

INVESTMENT OBJECTIVE. The Fund's investment objective is to seek to obtain long-term growth of capital.

INVESTMENT POLICIES. The following discussion of the Fund's investment policies and restrictions supplements, and should be read in conjunction with, the information set forth in the "Investment Objective and Policies" section of the Prospectus. Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective.

NON-DIVERSIFIED STATUS: The Fund has registered as a "non-diversified" investment company. As a result, under the Investment Company Act of 1940 (the "1940 Act") the Fund is limited only by its own investment restrictions as to the percentage of its assets which may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Fund would still have to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code") in order for the Fund to qualify as a regulated investment company. (See "Tax Status" below for more information.) As a result of the Code's diversification requirements, the Fund may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities that the Fund may invest in include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

SECURITIES LENDING: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (or subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to lend securities, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or subsidiaries thereof) of the Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If, at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


"WHEN-ISSUED" SECURITIES: When the Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the Securities and Exchange Commission (the "SEC") concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. However, although the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if the Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the investment. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.



MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.



FOREIGN SECURITIES: The Fund may invest up to 35% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities which are not traded on a U.S. exchange (not including American Depositary Receipts). As discussed in the Prospectus, investing in foreign securities generally represents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

AMERICAN DEPOSITARY RECEIPTS: The Fund may invest in American Depositary Receipts ("ADRs") which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depositary of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. The Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

CORPORATE ASSET-BACKED SECURITIES: The Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


RISKS OF INVESTING IN LOWER RATED BONDS: The Fund may invest in non-convertible fixed income securities rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch") and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.


The Fund may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described in the Prospectus. No minimum rating standard is required by the Fund. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect eco-nomic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to depress the prices of outstanding lower rated high yielding fixed income securities. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent the Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and bonds on which interest is payable in kind ("PIK Bonds") which are described above.

OPTIONS ON SECURITIES: The Fund may write (sell) covered call and put options on securities and purchase call and put options on securities. The Fund may write options on securities for the purpose of increasing its return on such securities and for hedging purposes.


A call option written by the Fund is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire such security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets. A put option written by the Fund is covered if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.


Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit the Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund, provided that another option on such security is not written. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, the Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option previously written by the Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options could be used by the Fund in the same market environments that call options would be used in equivalent buy-and-write transactions.

The Fund may write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will be undertaken by the Fund for purposes in addition to hedging, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund also may purchase put and call options on securities. Put options would be purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the underlying securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and related transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rose or declined sufficiently, the option may expire worthless to the Fund.

The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. The Fund will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

OPTIONS ON STOCK INDICES: The Fund may write (sell) covered call and put options on stock indices and purchase call and put options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired.


The Fund may cover call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover put options on stock indices by maintaining liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets. Put and call options on stock indices written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations.


The Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The purchase of call options on stock indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid, and related transaction costs, if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

The Fund also may purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option, plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

YIELD CURVE OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Options on Securities" above for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.


OPTIONS ON FOREIGN CURRENCIES: The Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put Options on the Foreign Currency. If the value of the currency did decline, the Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of Options on Foreign Currencies would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in Options on Foreign Currencies which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

FUTURES CONTRACTS: The Fund may enter into stock index and foreign currency futures contracts ("Futures Contracts") for hedging purposes or for non-hedging purposes (which may be speculative) to the extent permitted by applicable law. A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of foreign currency futures contracts, the currency or the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin". Subsequent payments to and from the broker, referred to as "variation margin", are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "marking to the market."

Purchases or sales of stock index futures contracts may be used to attempt to protect the Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

As noted in the Prospectus, the Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

OPTIONS ON FUTURES CONTRACTS: The Fund may write or purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"), for hedging purposes or for non-hedging purposes (which may be speculative) to the extent permitted by applicable law. The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and Call Options on Futures Contracts written by the Fund may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position.


The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts.

In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission (the "CFTC") require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

FORWARD CONTRACTS: The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging (which may be speculative). The Fund may also enter into Forward Contracts for "cross-hedging" as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. The Fund may also enter into transactions in Forward Contracts for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

The Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Fund satisfies this requirement through segregation of assets, it will maintain liquid assets, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.


RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Fund's portfolio. Because the securities in the Fund's portfolio will most likely not be the same as those securities underlying a stock index, the correlation between movements in the portfolio and in the securities underlying the index will not be perfect. The trading of Futures Contracts and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in such markets. In this regard, trading by speculators in options and Futures Contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts. It should be noted that Futures Contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or Futures Contracts based on a broad market index, because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. Further, with respect to options on securities, options on stock indexes and Options on Futures Contracts, the Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security, index or Futures Contract, the Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument.

The Fund will invest in a hedging instrument only if, in the judgment of its Adviser, there would be expected to be a sufficient degree of correlation between movements in the value of the instrument and movements in the value of the relevant portion of the Fund's portfolio for such hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

It should also be noted that the Fund may enter into transactions in options, futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes, which may include for speculative purposes, including the purpose of increasing its return on portfolio securities. As a result, in the event of adverse market movements, the Fund might be subject to losses, which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In addition, the method of covering an option employed by the Fund may not fully protect it against risk of loss and, in any event, the Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains.

With respect to the writing of straddles on securities, the Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by the Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Fund had insufficient cash available to meet margin requirements, it might be necessary to liquidate portfolio securities at a time when it would be disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Fund's ability effectively to hedge its portfolios, and could result in trading losses. The liquidity of a secondary market in a Futures Contract or options thereon may also be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN -- Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Because the Fund would engage in the purchase or sale of Futures Contracts, the writing of Options on Futures Contracts, and the purchase and writing of options on securities and stock indexes in part for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. Where the Fund writes options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

TRADING AND POSITION LIMITS -- The exchanges on which Futures Contracts and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund.

RISK OF OPTIONS ON FUTURES CONTRACTS -- The amount of risk the Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying index or Futures Contract.

ADDITIONAL RISKS OF TRANSACTIONS NOT CONDUCTED ON EXCHANGES -- Transactions in Forward Contracts are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies. Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which would not be reflected in the forward markets until the following day, thereby preventing the Fund from responding to such events in a timely manner. Settlements of exercises of Forward Contracts generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Forward Contracts, and over-the-counter options on securities, are not traded on exchanges regulated by the CFTC or the SEC, but through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Fund could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house, and the Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty.

While Forward Contracts are not presently subject to regulation by the CFTC, the CFTC may in the future assert or be granted authority to regulate such instruments. In such event, the Fund's ability to utilize Forward Contracts in the manner set forth above could be restricted.

The Fund has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.

The policies stated above are not fundamental and may be changed without shareholder approval, as may the Fund's investment objective.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Trust (or a class or series, as applicable), or (ii) 67% or more of the outstanding shares of the Trust (or a class or series, as applicable) present at a meeting if holders of more than 50% of the outstanding shares of the Trust (or a class or series, as applicable) are represented at such meeting in person or by proxy):

The Fund may not:

    (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed, and then only as a temporary measure for extraordinary or emergency purposes;

    (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding options on securities, stock indexes and foreign currency ("Options"), Options on Futures Contracts and any other type of option, Futures Contracts and any other type of futures contract and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, and any other type of option, Futures Contracts, any other type of futures contract and Forward Contracts) acquired as a result of the ownership of securities;

    (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts and Options), Forward Contracts and any type of futures contract (including Futures Contracts) and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

    (5) make loans to other persons. For these purposes the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

    (6) purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

Except with respect to Investment Restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

In addition, the Fund has the following nonfundamental policies which may be changed without shareholder approval. The Fund will not:

    (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), unless the Board of Trustees has determined that such securities are liquid based on trading markets for the specific security, if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities;

    (2) invest more than 5% of the value of the Fund's net assets, valued at the lower of cost or market, in warrants. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value:

    (3) invest for the purpose of exercising control or management;


    (4) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act; currently, the Fund does not intend to invest more than 5% of its net assets in such securities;



    (5) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;


    (6) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Fund may make margin deposits in connection with any type of option (including Options on Futures Contracts and options), any type of futures contract (including Futures Contracts), and Forward Contracts;

    (7) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

    (8) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

    (9) pledge, mortgage or hypothecate in excess of 33 1/2% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option, (including Options on Futures Contracts and Options), any type of futures contracts (including Futures Contracts), Forward Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets; or

    (10) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, foreign currency or futures contracts (including Futures Contracts) or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies.

These investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3. MANAGEMENT OF THE FUND

The Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets, and the officers of the Trust are responsible for the Fund's operations. The Trust's officers and Trustees are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN,* Chairman and President (born 8/4/35)

Massachusetts Financial Services Company, Chairman


RICHARD B. BAILEY* (born 9/14/26)

Private Investor; Massachusetts Financial Services Company, former Chairman and
  Director (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director


PETER G. HARWOOD (born 4/3/26)

Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts


J. ATWOOD IVES (born 5/1/36)


Eastern Enterprises (diversified services company), Chairman and Chief Executive
  Officer

Address: 9 Riverside Road, Weston, Massachusetts


LAWRENCE T. PERERA (born 6/23/35)

Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts


WILLIAM J. POORVU (born 4/10/35)

Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldier's Field Road, Cambridge, Massachusetts

CHARLES W. SCHMIDT (born 3/18/28)

Private Investor; OHM Corporation, Director; The Boston Company, Director;
  Boston Safe Deposit and Trust Company, Director; Mohawk Paper Company,
  Director
Address: 30 Colpitts Road, Weston, Massachusetts


ARNOLD D. SCOTT* (born 12/16/42)

Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director


JEFFREY L. SHAMES* (born 6/2/55)

Massachusetts Financial Services Company, President and Director


ELAINE R. SMITH (born 4/25/46)

Independent Consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (prior to September 1992)
Address: Weston, Massachusetts


DAVID B. STONE (born 9/2/27)

North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Director
Address: Ten Post Office Square, Suite 300, Boston Massachusetts

OFFICERS


ROBERT A. DENNIS,* Vice President (born 12/12/48)

Massachusetts Financial Services Company, Senior Vice President


GEOFFREY L. KURINSKY,* Vice President (born 7/7/53)

Massachusetts Financial Services Company, Senior Vice President


W. THOMAS LONDON,* Treasurer (born 3/1/44)

Massachusetts Financial Services Company, Senior Vice President


STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)

Massachusetts Financial Services Company, Senior Vice President, General Counsel and Assistant Secretary


JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)

Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel


JAMES O. YOST,* Assistant Treasurer (born 6/12/60)

Massachusetts Financial Services Company, Vice President


MARK E. BRADLEY,* Assistant Treasurer (born 11/23/59)


Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (prior to September 1994).



ELLEN M. MOYNIHAN,* Assistant Treasurer (born 11/13/57)


Massachusetts Financial Services Company, Vice President (since September 1996);
  Deloitte & Touche LLP, Senior Manager (prior to September 1996).

---------------

*"Interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Adviser whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain affiliates of MFS or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Mr. Brodkin, the Chairman of MFD, Messrs. Shames and Scott, Directors of MFD, and Mr. Cavan, the Secretary of MFD, hold similar positions with certain other MFS affiliates. Mr. Bailey is a Director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.

The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $500 per year plus $35 per meeting and $30 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under the plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least five years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least five years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Trust for Messrs. Brodkin, Scott and Shames. The Fund will accrue its allocable share of compensation expenses each year to cover current year's service and amortize past service cost.


                           TRUSTEE COMPENSATION TABLE



                                           RETIREMENT                    TOTAL
                                            BENEFIT      ESTIMATED      TRUSTEE
                               TRUSTEE     ACCRUED AS    CREDITED      FEES FROM
                                 FEES       PART OF        YEARS        FUND AND
                                 FROM         FUND          OF            FUND
     TRUSTEE                    FUND(1)    EXPENSE(1)    SERVICE(2)    COMPLEX(3)
     -------                    -------    ----------    ----------    ----------
Richard B.  Bailey...........   $1,015        $119             6        $263,815
A. Keith Brodkin.............        0           0           N/A               0
Peter G. Harwood.............    1,240         139             5         102,546
J. Atwood Ives...............    1,115         131            15         101,356
Lawrence T. Perera...........    1,145         123            14         102,546
William Poorvu...............    1,240         139            14         111,366
Charles W. Schmidt...........    1,210         127             7         105,411
Arnold D. Scott..............        0           0           N/A               0
Jeffrey L. Shames............        0           0           N/A               0
Elaine R. Smith..............    1,210         127            25         105,411
David B. Stone...............    1,300         141             7         115,521


---------------


(1) For fiscal year ended August 31, 1996.
(2) Based on normal retirement age of 73.
(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $21.2 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).



          ESTIMATED ANNUAL BENEFITS PAYABLE BY FUND UPON RETIREMENT(4)



                              YEARS OF SERVICE
                     ----------------------------------
        AVERAGE
        TRUSTEE                                    10 OR
        FEES          3          5          7      MORE
        ------       ----       ----       ----    -----
        $  914       $137       $228       $320    $457
         1,017        153        254        356     508
         1,120        168        280        392     560
         1,223        184        306        428     612
         1,327        199        332        464     663
         1,430        215        358        501     715



---------------
(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.



As of May 31, 1997, the Trustees and officers as a group owned 0.61% of the Fund's outstanding shares (not including 158,847.535 shares representing approximately 1.17% of the outstanding shares of the Fund owned of record by an employee benefit plan of MFS of which Messrs. Brodkin, Scott and Shames are Trustees).



As of May 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., 4800 Deer Lake Drive East, Jacksonville, FL 32246, was the record owner of approximately 8.12% of the outstanding Class B shares and 5.41% of Class C shares of the Fund.



As of May 31, 1997, MFS Defined Contribution Plan, 500 Boylston Street, Boston, MA 02116, was the record owner of approximately 99.99% of the outstanding Class I shares.


The Declaration of Trust provides that the Trust will indemnify the Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of a settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").



The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated October 20, 1993 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives a management fee, computed and paid monthly, equal to 0.75% of the average daily net assets of the Fund on an annualized basis. For the Fund's fiscal years ended August 31, 1996, August 31, 1995, and for the period from commencement of the Fund's investment operations on December 31, 1993 to the Fund's fiscal year ended August 31, 1994, the Adviser received investment advisory fees of $755,233, $594,194, and $141,370, respectively.


In order to comply with the expense limitations of certain state securities commissions, the Adviser will reduce its management fee or otherwise reimburse the Fund for any expenses, exclusive of interest, taxes and brokerage commissions, incurred by the Fund in any fiscal year to the extent such expenses exceed the most restrictive of such state expense limitations. The Adviser will make appropriate adjustments to such reimbursements in response to any amendment or rescission of the various state requirements.

MFS has agreed to bear certain of these Fund expenses for a certain period of time, as described in the Prospectus under "Information Concerning Shares of the Fund -- Expenses." MFS pays the compensation of the Trust's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting its portfolio transactions, and, in general, administering its affairs.


The Advisory Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined under "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. MFS may render services to others and that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.



ADMINISTRATOR



MFS provides the Fund with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.


CUSTODIAN

Investors Bank & Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each class of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interests of the Fund and its shareholders subcustodial arrangements with The Chase Manhattan Bank for securities of the Fund held outside the United States.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated August 1, 1985 as amended (the "Agency Agreement") with the Trust. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.13%. In addition, the Shareholder Servicing Agent will be reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement with the Trust, dated January 1, 1995 (the "Distribution Agreement"). Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.

CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other funds (as noted under Right of Accumulation) by any person, including members of a family unit (e.g., husband, wife and minor children) and bona fide trustees, and also applies to purchases made under the Right of Accumulation or a Letter of Intent (see "Investment and Withdrawal Programs" in this SAI). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs").

Class A shares of the Fund may be sold at their net asset value to certain persons or in certain circumstances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases" in the Prospectus). The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer commission is the commission paid to the distributor. Because of rounding in the computation of offering price, the portion of the sales charge paid to the distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 5% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD, on behalf of the Fund, will pay a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B SHARES, CLASS C SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B, Class C and Class I shares of the Fund. The public offering price of Class B, Class C and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus and the Prospectus Supplement pursuant to which Class I Shares are offered).


GENERAL: Neither MFD nor dealers are permitted to delay the placement of orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the Custodian for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.

During the Fund's fiscal year ended August 31, 1996, MFD and certain other financial institutions received net commissions of $23,992 and $135,667, respectively (as their concession on gross commissions of $159,659) for selling Class A shares of the Fund. The Fund received $10,258,374, representing the aggregate net asset value of such shares. During the Fund's fiscal year ended August 31, 1995, MFD and certain other financial institutions received net commissions of $35,335 and $227,774, respectively (as their concession on gross sales charges of $263,109) for selling Class A shares of the Fund; the Fund received $14,267,289 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended August 31, 1994, MFD and certain other financial institutions received net commissions of $49,661 and $294,951, respectively (as their concession on gross sales charges of $344,612) for selling Class A shares of the Fund. The Fund received $11,106,278 representing the aggregate net asset value of such shares. During the Fund's fiscal year ended August 31, 1996, the CDSC imposed on redemption of Class A, Class B and Class C shares was $1,116, $106,267 and $346, respectively. During the Fund's fiscal year ended August 31, 1995, the CDSC imposed on redemption of Class A and Class B shares was $41 and $132,216, respectively. During the Fund's fiscal year ended August 31, 1994 the CDSC imposed on redemption of Class A and Class B shares was $211 and $14,776, respectively.

The Distribution Agreement will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

4. PORTFOLIO TRANSACTIONS AND BROKERAGE
   COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by person's affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in similar capacities. Changes in the Fund's investments are reviewed by the Board of Trustees.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the general level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market-makers, unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

Consistent with the foregoing primary consideration, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes: advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund. The Fund's Trustees (together with the Trustees of the other MFS Funds) have directed the Adviser to allocate a total of $39,100 of commission business from the MFS Funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).

The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such Research because a substantial number of transactions were effected through brokers which provide Research but which were selected principally because of their execution capabilities.

The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

For the Fund's fiscal year ended August 31, 1996, the Fund paid brokerage commissions of $266,365 on total transactions of $118,653,749. For the Fund's fiscal year ended August 31, 1995, the Fund paid brokerage commissions of $409,767 on total transactions of $370,861,901. For the Fund's fiscal year ended August 31, 1994, the Fund paid brokerage commissions of $125,633 on total transactions of $97,913,747.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

5. SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $50,000 or more of Class A shares of the Fund alone or in combination with all classes of shares of other MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36-months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when that shareholder's new investment, together with the current offering price value of all the holdings of Class A, Class B and Class C shares of that shareholder in the MFS Funds and MFS Fixed Fund (a bank collective investment fund) reaches a discount level (see "Purchases" in the Prospectus for the sales charges on quantity purchases). For example, if a shareholder owns shares valued at $37,500 and purchases an additional $12,500 of Class A shares of the Fund, the sales charge for the $12,500 purchase would be at the rate of 4.75% (the rate applicable to single transactions of $50,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.



SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.



DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds, if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions will be invested at net asset value (exclusive of any sales charge) and will not be subject to any CDSC. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.


SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan (a "SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the

SWP. SWP payments are drawn from the proceeds of share redemptions (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B and Class C shares will be made in the following order:
(i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B and Class C shares pursuant to a SWP, but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may also be terminated at any time by either the shareholder or the Fund.

INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

GROUP PURCHASES: A bona fide group and all of its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in a MFS Fund for investment in other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account in any MFS Fund, as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account in such MFS Fund will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of exchanges (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as shares of the MFS Fund are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges, are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A shares of MFS Cash Reserve Fund in the case where the shares of such funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of their initial purchase in the case of Class B shares or within 12 months of the initial purchase of Class C shares and certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently any loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase the class of shares) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.

Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by MFS Service Center, Inc.) or all the shares in the account. Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of shares of the same class of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless both the shares received and the shares surrendered in the exchange are held in a tax-deferred retirement plan or other tax-exempt account. No more than five exchanges may be made in any one Exchange Request by telephone. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all of the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders in the other MFS Funds (except holders of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unitholders of the MFS Fixed Fund (a bank collective investment fund) have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unitholders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state-specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRAs) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans;

  Retirement Plans Qualified under Section 401(k) of the Code;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

6. TAX STATUS

The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.


Shareholders of the Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. A portion of the Fund's ordinary income dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.



Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.



In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any shares of an MFS Fund generally sold subject to a sales charge).



The Fund's current dividend and accounting policies will affect the amount, timing and character of distributions to shareholders and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


The Fund's transactions in options, Futures Contracts, and Forward Contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, and Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.



Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. The use of foreign currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may be limited in order to avoid taxes on the Fund.



Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.



Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdiction. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay any Massachusetts income or excise taxes.

7. DETERMINATION OF NET ASSET VALUE AND
   PERFORMANCE

NET ASSET VALUE

The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the day on which they are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of shares of the class outstanding.


Bonds and other fixed income securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing service has been approved by the Trust's Board of Trustees. All other securities, futures contracts and options in the Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of the Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, prior to the close of that business day.

The Trustees annually review the appropriateness of the time of day as of which the net asset value is computed.

PERFORMANCE INFORMATION


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares and 1% maximum for Class C shares) and therefore may result in a higher rate of return, (ii) a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return with respect to Class A shares since the value of the initial account will not be reduced by the maximum sales charge (currently 5.75%) and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC.


The Fund offers multiple classes of shares which were initially offered for sale to the public on different dates. The calculation of total rate of return for a class of shares which initially was offered for sale to the public subsequent to another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from the date it initially was offered for sale to the public and (ii) the performance of the Fund's oldest class from the date it initially was offered for sale to the public up to the date that the newer class initially was offered for sale to the public.

As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."



PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results" assume an initial investment of $10,000 in Class A shares, cover the period from December 1, 1993 to December 31, 1995. It has been assumed that dividend and capital gain distributions were reinvested in additional shares. These performance results, as well as any yield, tax-equivalent yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields, tax-equivalent yields and total rates of return should be considered when comparing the yield, tax-equivalent yield and total rate of return of the Fund to yields, tax-equivalent yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value as well as account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).


From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following:
Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on

Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(sm) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

  -- 1981 -- MFS World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

  -- 1984 -- MFS Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1986 -- MFS Lifetime Investment ProgramSM is established as the first complete family of 12b-1 mutual funds with no initial sales charge.

  -- 1989 -- MFS Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS becomes money manager of MFS Union Standard Trust, the first
     Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

8. DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A, Class B and Class C shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plan," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES. With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended August 31, 1996, the Fund paid the following Distribution Plan expenses:


                            AMOUNT OF      AMOUNT OF      AMOUNT OF
                           DISTRIBUTION  DISTRIBUTION   DISTRIBUTION
                           AND SERVICE    AND SERVICE    AND SERVICE
                           FEES PAID BY  FEES RETAINED  FEES RECEIVED
CLASSES OF SHARES              FUND         BY MFD       BY DEALERS
-----------------          ------------  -------------  -------------
Class A Shares                $28,237         $3,356       $24,881
Class B Shares               $539,460       $470,875       $68,585
Class C Shares                $49,574           $457       $49,117


GENERAL: The Distribution Plan will remain in effect until August 1, 1997, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

9. DESCRIPTION OF SHARES, VOTING RIGHTS
   AND LIABILITIES

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Trustees have currently authorized shares of the Fund and three other series. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of one class of shares for each of the Trust's two money market series, and Class A and Class B shares of one other of the Trust's four series. In addition, the Trustees have authorized the issuance of Class A shares, Class B shares, Class C shares and Class I shares for the Fund. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees in accordance with the provisions of section 16(c) of the 1940 Act. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust shares (as defined in "Investment Restrictions") or by an instrument in writing without a meeting, signed by a majority of Trustees and consented to by the holders of not less than a majority of the shares outstanding and entitled to vote. Shares have no pre-emptive or conversion rights (except as described in the Prospectus under "Purchases -- Conversion of Class B Shares"). Shares are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

10. INDEPENDENT AUDITORS AND
    FINANCIAL STATEMENTS

Deloitte & Touche LLP are the Fund's independent auditors providing audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at August 31, 1996, the Statement of Assets and Liabilities at August 31, 1996, the Statement of Operations for the year ended August 31, 1996, the Statement of Changes in Net Assets for the years ended August 31, 1996 and 1995, and the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing.



The Portfolio of Investments (unaudited) at February 28, 1997, the Statement of Assets and Liabilities (unaudited) at February 28, 1997, the Statement of Operations (unaudited) for the six months ended February 28, 1997, the Statement of Changes in Net Assets (unaudited) for the six months ended February 28, 1997 and the Notes to Financial Statements (unaudited), are incorporated by reference into this SAI.



A copy of the Semiannual Report and the Annual Report accompany this SAI.

                                                                      APPENDIX A


                            PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Performance Information" in the SAI.

                     PERFORMANCE RESULTS -- CLASS A SHARES


                                                                                  CLASS A SHARES
                                                           -------------------------------------------------------------
                                                            VALUE OF          VALUE OF
                                                            INITIAL            CAPITAL           VALUE OF
                                                            $10,000             GAIN            REINVESTED        TOTAL
                       YEAR ENDED                          INVESTMENT       DISTRIBUTIONS       DIVIDENDS         VALUE
                       ----------                          ----------       -------------       ----------       -------
December 31, 1993(1).....................................    $ 9,879             $ 0              $    0         $ 9,879
December 31, 1994........................................      9,999               0                 314          10,313
December 31, 1995........................................      9,939               0               2,668          12,607
December 31, 1996........................................     10,264               0               4,795          15,059


---------------

(1) Based on initial investment made on December 1, 1993, the commencement of investment operations of Class A shares.

EXPLANATORY NOTES:

The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for any income taxes, if any, payable by shareholders.

                             PERFORMANCE QUOTATIONS


All performance quotations are for the period ended February 28, 1997.



                                                                                                    LIFE OF
                                                                                       1 YEAR        FUND
                                                                                       ------       -------
Class A with sales charge............................................................   (0.67)%       11.86%(1)
Class A without sales charge.........................................................    5.44%        13.93%(1)
Class B with CDSC....................................................................    0.95%        12.15%(1)
Class B without CDSC.................................................................    4.59%        12.86%(1)
Class C with CDSC....................................................................    3.75%        12.90%(2)
Class C without CDSC.................................................................    4.66%        12.90%(2)
Class I shares without CDSC..........................................................    5.44%(3)     13.93%(3)


---------------


(1) From the commencement of investment operations of Class A and B shares on December 1, 1993.


(2) Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on August 1, 1994. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class C shares differ. Class C share performance has been adjusted to reflect that Class C shares generally are subject to CDSC (unless the performance quotation does not give effect to the CDSC), whereas Class A shares generally are subject to an initial sales charge. Class C share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.


(3) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the commencement of offering of Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance, for Class I and Class A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN
Investors Bank & Trust Company
89 South Street, Boston, MA 02111

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606
Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110


MFS(R) MID-CAP GROWTH FUND


500 BOYLSTON STREET
BOSTON, MA 02116

[LOGO]                                               OTC-13-1/97/500  83/283/383

[LOGO: M F S(SM)                                                 ANNUAL REPORT
 INVESTMENT MANAGEMENT                                          FOR YEAR ENDED
  We invented the mutual fund(SM)]                             AUGUST 31, 1996


MFS(R) OTC FUND

[Graphic Omitted: Floppy Disks]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Fund Manager ......................................... 3
Fund Manager's Profile ..................................................... 5
Fund Facts ................................................................. 6
Performance ................................................................ 6
Portfolio Concentration .................................................... 9
Portfolio of Investments ...................................................10
Financial Statements .......................................................14
Notes to Financial Statements ..............................................20
Independent Auditors' Report ...............................................25
It's Easy to Contact Us ....................................................26
MFS Investment Opportunities ...............................................27
The MFS Family of Funds(R) .................................................28
Trustees and Officers ......................................................29

   HIGHLIGHTS

   * FOR THE 12 MONTHS ENDED AUGUST 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN OF 10.55%, CLASS B SHARES 9.67%, AND CLASS C SHARES 9.60%. ALL OF THESE RETURNS ARE AT NET ASSET VALUE.

   * PERFORMANCE WAS HINDERED BY THE HEALTH CARE SECTOR. HEALTH MAINTENANCE ORGANIZATIONS PERFORMED POORLY AS THE INCREASES IN INSURANCE PREMIUMS LAGGED THE COST OF PROVIDING SERVICES TO PATIENTS, ALTHOUGH SEVERAL MEDICAL-DEVICE COMPANIES PERFORMED EXCEPTIONALLY WELL.

   * THE FUND'S LARGEST CONCENTRATIONS ARE IN TECHNOLOGY, WHICH REPRESENTS 33% OF THE PORTFOLIO; HEALTH CARE, WHICH ACCOUNTS FOR 24%; AND LEISURE, AT 14%.

   * THE BIGGEST CHANGES TO THE PORTFOLIO HAVE RESULTED FROM TAKEOVERS, AS SEVERAL MAJOR HOLDINGS WERE BENEFICIARIES OF BUYOUT OFFERS AT SIGNIFICANT PREMIUMS OVER THE MARKET PRICE.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

The U.S. economy in 1996 appears to have settled into a pattern of fairly reasonable growth and moderate inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Thus, real growth in gross domestic product has exceeded our expectations so far this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the automobile and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. At the same time, however, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations.

  While we do not expect the U.S. stock market to match 1995's extraordinary performance, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and the increases in interest rates experienced so far this year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

  Finally, as you may have noticed, this report to shareholders incorporates a number of changes which we believe will make it more informative and useful to you. Following the discussion with the Fund Manager, you will find new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the different types of investments that meet its criteria. Near the back of the report, you will find a list of telephone numbers and addresses in case you need to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

September 17, 1996

A DISCUSSION WITH THE FUND MANAGER

[Photo of Mark Regan]

The Fund's performance has been in line with the general OTC market, as measured by the Russell 2000 Total Return Index (the Russell Index), although it underperformed the Standard & Poor's 500 Composite Index (the S&P 500). For the 12 months ended August 31, 1996, Class A shares of the Fund provided a total return of 10.55%, Class B shares 9.67%, and Class C shares 9.60%. These returns compare to a 10.82% return for the Russell Index, an unmanaged index of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ; and to an 18.72% return for the S&P 500, a popular, unmanaged index of common stock performance. All of the Fund's returns include the reinvestment of distributions but exclude the effects of any sales charges.

Q. WHAT DO YOU THINK WERE SOME OF THE THINGS THAT AFFECTED PERFORMANCE OVER THE PAST YEAR, MARK?

A. Performance was most severely impacted by the health care sector. Health maintenance organizations, or HMOs, performed very poorly in the past 12 months, as the increases in insurance premiums lagged the cost of providing services to patients.

  On the positive side, several medical-device companies, including Medisense and Zoll Medical, performed exceptionally well over this period.

Q. HOW WOULD YOU DESCRIBE THE BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST 12 MONTHS, PARTICULARLY AS IT RELATES TO THIS FUND?

A. We've seen a gradual increase in interest rates as the economy has moved toward lower unemployment levels. We've also observed that price increases have been very difficult for companies to get; in fact, for most technology and health care companies, continuous price declines have become an ongoing business reality.

  At the same time, technology companies have seen increased volatility based on a number of events. For example, semiconductor companies, especially those that make memory chips, suffered huge price declines, while the sales growth of personal computers slowed and digital communications began to replace analog communications in the wireless area. These events created significant disruption, but also opportunity, in the technology area.

Q. ARE THERE ANY PARTICULAR SEGMENTS OF THE MARKET YOU'VE BEEN CONCENTRATING ON RECENTLY?

A. The Fund's largest concentrations are in technology, which represents 33% of the portfolio; health care, which accounts for 24%; and leisure, at 14%. We decreased the Fund's holdings in the technology sector while increasing them in the health care sector, as we have found new opportunities in that market.

Q. HAVE ANY SIGNIFICANT CHANGES BEEN MADE IN YOUR HOLDINGS THIS YEAR?

A. The biggest changes have resulted from takeovers. Several major holdings were beneficiaries of buyout offers, at significant premiums over the market price, over the last year. Medisense, which was the Fund's largest holding at mid-year, was purchased by Abbott Labs. Meanwhile, Sierra On-Line and Davidson & Associates were purchased by CUC International.

Q. CAN YOU NAME SOME STOCKS THAT PERFORMED AS WELL AS OR BETTER THAN YOU
EXPECTED?

A. A number of important holdings performed well over the past year. In addition to the buyout companies, others included Starsight Telecast, a provider of electronic program guides and services to the television market; Gymboree, a retailer of clothing for infants; and Oracle Software, the leading provider of database and application software for the client server market.

Q. NOW, HOW ABOUT SOME STOCKS THAT DIDN'T DO AS WELL AS YOU EXPECTED?

A. Most of these companies have been in the HMO group, which suffered from rising medical costs and did not have the ability to change short-term pricing. However, we believe this problem will correct itself in 1997 with tighter control of medical costs and more aggressive price increases. Several gaming companies, including Harrah's, Argosy, and Showboat, also hurt the Fund's performance as projects were delayed and as competitors entered previously non-competitive markets.

Q. LOOKING AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET ENVIRONMENT AS IT RELATES TO YOUR FUND?

A. It looks like it will be hard for companies to raise prices for their products, except as a pass-through of raw material increases. We do not see many inflationary pressures in the economy and, in fact, see continued price declines in many of the major industry groups. We believe advances in the price performance of technology products and the increasing efficacy of new drugs and medical devices will continue to provide opportunities for growth in the technology and health care industries.

Q. AND HOW ARE YOU POSITIONING THE FUND TO TRY AND TAKE ADVANTAGE OF THOSE CHANGES?

A. We'll continue to look for companies and technologies in the OTC market that we believe offer the best prospects for sustained growth with reasonable valuations.

Respectfully,

/s/ Mark Regan
Mark Regan
Fund Manager

   FUND MANAGER'S PROFILE

   MARK REGAN BEGAN HIS CAREER AT MFS IN 1989 AS A RESEARCH ANALYST. A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, HE WAS PROMOTED TO INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991 AND VICE PRESIDENT - INVESTMENTS IN 1992. MR. REGAN HAS MANAGED MFS OTC FUND SINCE ITS INCEPTION IN 1993.

  FUND FACTS

  STRATEGY:                   THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO
                              PROVIDE LONG-TERM GROWTH OF CAPITAL BY INVESTING
                              AT LEAST 65% OF ITS ASSETS, UNDER NORMAL
                              CIRCUMSTANCES, IN SECURITIES PRINCIPALLY TRADED ON
                              THE OVER-THE-COUNTER (OTC) SECURITIES MARKET.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      DECEMBER 1, 1993

  SIZE:                       $109.0 MILLION AS OF AUGUST 31, 1996

PERFORMANCE

The information on the following page illustrates the historical performance of MFS OTC Fund Class A and Class B shares in comparison to various market indicators. Class A share results reflect the deduction of the 5.75% maximum sales charge. Class B share results reflect the current maximum contingent deferred sales charge (CDSC) of 4%. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

  Class C shares were offered effective August 1, 1994. Information on Class C share performance appears on the next page.

  The performance of Class C shares will be greater than or less than the line shown, based on the differences in loads or fees paid by shareholders investing in the different classes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from December 1, 1993* to August 31, 1996)

                MFS        Consumer                       S&P          MFS
                OTC         Price         Russell         500          OTC
               Fund-A      Index-US        2000        Composite      Fund-B
               ------      --------       -------      ---------      ------
12/1/93       $ 9,425      $10,000       $10,000       $10,000       $10,000
12/31/93        9,882       10,000        10,342        10,124        10,485
12/31/94       10,316       10,268        10,153        10,251        10,799
12/31/95       12,611       10,521        13,041        14,091        13,088
 8/31/96       13,833       10,787        13,897        15,134        14,288


AVERAGE ANNUAL TOTAL RETURNS
                                                                                                           12/01/93 *-
                                                                                        1 Year              8/31/96
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class A) including 5.75% sales charge                                    + 4.24%              +12.51%
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class A) at net asset value                                              +10.55%              +14.97%
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class B) with CDSC                                                       + 6.08%              +12.98%
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class B) without CDSC                                                    + 9.67%              +13.85%
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class C)                                                                 + 9.60%              +13.88%
---------------------------------------------------------------------------------------------------------------------------
Average small company growth fund                                                      +15.30%              +11.53%
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                                     +10.82%              +12.72%
---------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                                                  +18.72%              +16.28%
---------------------------------------------------------------------------------------------------------------------------
Consumer Price Index(S)                                                                + 2.86%              + 2.79%
---------------------------------------------------------------------------------------------------------------------------
*Commencement of investment operations.
(S)The Consumer Price Index is a popular measure of change in prices.


In the preceding table, we have included the average annual total returns of all small company growth funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which reports mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

  Class A SEC results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase. See the prospectus for details. Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on August 1, 1994. Sales charges and operating expenses for Class A and Class C shares differ. The Class A share performance, which is included within the Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the initial sales charge generally applicable to Class A shares. Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

  All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See prospectus for details.

   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1996

TOP TEN HOLDINGS
STARSIGHT TELECAST, INC.                            MCI COMMUNICATIONS CORP.
Developer of interactive television guide           Telecommunications company
and VCR services
                                                    GYMBOREE CORP.
ROGERS CANTEL MOBILE CO.                            Manufacturer of children's apparel
Canadian cellular telephone operator
                                                    ZOLL MEDICAL CORP.
UROMED CORP.                                        Medical products company
Medical products company
                                                    ARGOSY GAMING CORP.
VENTRITEX, INC.                                     Operates casino vessel on Mississippi River
Medical products company
                                                    SHOWBOAT, INC.
PACIFICARE HEALTH SYSTEMS, INC.                     Las Vegas and Atlantic City casino operator
Manufacturer of managed health care
products

LARGEST SECTORS

Technology                    32.8%
Health Care                   24.0%
Leisure                       14.3%
Utilities & Communications    10.2%
Financial Services             5.9%
Other                         12.8%

PORTFOLIO OF INVESTMENTS - August 31, 1996

Common Stocks and Warrants - 99.7%
---------------------------------------------------------------------------
Issuer                                               Shares           Value
---------------------------------------------------------------------------
U.S. Stocks and Warrants - 95.6%
  Advertising
    Lamar Advertising Co., "A"*                       1,100    $     30,800
---------------------------------------------------------------------------
  Airlines - 0.3%
    Greenwich Air Services, Inc., "B"*               18,700    $    359,975
---------------------------------------------------------------------------
  Banks and Credit Companies - 0.6%
    Corestates Financial Corp.                       14,700    $    608,212
---------------------------------------------------------------------------
  Biotechnology - 0.6%
    Oncogene Science, Inc.*                          80,800    $    707,000
---------------------------------------------------------------------------
  Business Machines - 1.8%
    Digital Equipment Corp.*                         49,900    $  1,927,387
---------------------------------------------------------------------------
  Business Services - 0.8%
    DST Systems, Inc.*                               26,800    $    824,100
    ICT Group, Inc.*                                    400           6,500
                                                               ------------
                                                               $    830,600
---------------------------------------------------------------------------
  Cellular Telephones - 1.6%
    AirTouch Communications, Inc.*                   22,700    $    624,250
    Telephone & Data Systems, Inc.                   26,900       1,146,612
                                                               ------------
                                                               $  1,770,862
---------------------------------------------------------------------------
  Computer Software - Personal Computers - 7.9%
    Activision, Inc.*                                50,600    $    607,200
    Autodesk, Inc.                                   48,100       1,106,300
    Electronic Arts, Inc.*                           94,600       2,920,775
    Intuit, Inc.*                                     5,400         197,100
    Maxis, Inc.*                                     23,400         269,100
    Microsoft Corp.*                                 10,000       1,225,000
    Spectrum Holobyte Industries*                   445,500       2,283,187
                                                               ------------
                                                               $  8,608,662
---------------------------------------------------------------------------
  Computer Software - Systems - 12.6%
    Adobe Systems, Inc.                              78,200    $  2,727,225
    BMC Software, Inc.*                              26,700       1,989,150
    Cadence Design Systems, Inc.*                    24,700         731,737
    E Trade Group, Inc.*                              1,800          18,900
    Informix Corp.*                                 129,200       2,907,000
    Oracle Systems Corp.*                            64,800       2,284,200
    Sybase, Inc.*                                    53,800         866,680
    Synopsys, Inc.*                                  58,500       2,223,000
                                                               ------------
                                                               $ 13,747,892
---------------------------------------------------------------------------
  Electronics - 4.6%
    Altera Corp.*                                    10,200    $    448,800
    Intel Corp.                                      26,400       2,107,050
    Intel Corp., Warrants*                           18,800         788,050
    LSI Logic Corp.*                                 48,100       1,052,187
    Xilinx, Inc.*                                    17,300         605,500
                                                               ------------
                                                               $  5,001,587
---------------------------------------------------------------------------
Entertainment - 12.4%
    Argosy Gaming Corp.*                            481,400    $  3,129,100
    Harrah's Entertainment, Inc.*                    55,600       1,056,400
    Showboat, Inc.                                  150,000       2,981,250
    Starsight Telecast, Inc.*                       711,500       6,403,500
                                                               ------------
                                                               $ 13,570,250
---------------------------------------------------------------------------
  Financial Institutions - 4.7%
    Advanta Corp., "B"                               15,000    $    667,500
    Countrywide Credit Industries, Inc.              42,000       1,013,250
    Credit Acceptance Corp.*                         42,900         954,525
    Green Tree Financial                             17,400         604,650
    Medallion Financial Corp.                        42,900         552,337
    National Auto Credit, Inc.*                     114,530       1,317,095
                                                               ------------
                                                               $  5,109,357
---------------------------------------------------------------------------
  Medical and Health Products - 12.0%
    St. Jude Medical, Inc.                           51,400    $  1,843,975
    Uromed Corp.*                                   403,100       4,182,162
    Ventritex, Inc.*                                282,800       3,853,150
    Zoll Medical Corp.*                             206,700       3,152,175
                                                               ------------
                                                               $ 13,031,462
---------------------------------------------------------------------------
  Medical and Health Technology and Services - 10.9%
    Affymetrix, Inc.*                                   400    $      5,650
    Coventry Corp.*                                 156,800       2,067,800
    Foundation Health Corp.*                         22,500         675,000
    Healthsource, Inc.*                             120,500       1,807,500
    Owen Healthcare, Inc.*                           59,400         712,800
    Pacificare Health Systems, Inc., "A"*            48,100       3,667,625
    Riscorp, Inc., "A"*                              49,700         683,375
    Safeguard Health Enterprises*                    18,800         347,800
    United Healthcare Corp.*                         50,979       1,969,083
                                                               ------------
                                                               $ 11,936,633
---------------------------------------------------------------------------
  Oils - 2.1%
    Carbo Ceramics, Inc.                            104,100    $  1,951,875
    Newfield Exploration Co.*                         8,000         357,000
                                                               ------------
                                                               $  2,308,875
---------------------------------------------------------------------------
  Railroads - 1.5%
    Kansas City Southern Industries, Inc.             9,200    $    372,600
    Wisconsin Central Transportation Corp.*          36,200       1,276,050
                                                               ------------
                                                               $  1,648,650
---------------------------------------------------------------------------
  Restaurants and Lodging - 1.1%
    Applebee's International, Inc.                   28,400    $    823,600
    Promus Hotel Corp.*                              13,150         396,145
                                                               ------------
                                                               $  1,219,745
---------------------------------------------------------------------------
Special Products and Services - 0.4%
    YES! Entertainment Corp.*                        39,400    $    487,575
---------------------------------------------------------------------------
  Stores - 4.9%
    General Nutrition Cos., Inc.*                   106,600    $  1,572,350
    Gymboree Corp.*                                 110,700       3,196,463
    Men's Warehouse, Inc.*                           16,200         352,350
    Travis Boats & Motors*                           19,700         186,533
                                                               -----------
                                                               $  5,307,696
---------------------------------------------------------------------------
  Telecommunications - 11.6%
    American Media, Inc.*                         1,351,600    $     21,085
    American Portable Telecom, Inc.*                  2,700          24,300
    Cable Design Technology*                         50,100       1,778,550
    Cabletron Systems, Inc.*                         35,000       2,135,000
    Cisco Systems, Inc.*                              8,800         464,200
    Echostar Communications, "A"*                    14,000         355,032
    Glenayre Technologies, Inc.*                     40,800       1,499,400
    Lambert Communication, Inc.*                     33,000             330
    Paging Network, Inc.*                            26,200         461,775
    Rogers Cantel Mobile Co.*                       247,100       5,065,550
    U.S. Robotics Corp.*                             15,300         803,250
                                                               ------------
                                                               $ 12,608,472
---------------------------------------------------------------------------
  Utilities - Telephone - 3.2%
    MCI Communications Corp.                        137,600    $  3,457,200
---------------------------------------------------------------------------
Total U.S. Stocks and Warrants                                 $104,278,892
---------------------------------------------------------------------------
Foreign Stocks - 4.1%
  Canada - 0.8%
    Southern Africa Minerals Corp.*                 810,000    $    858,600
---------------------------------------------------------------------------
  Germany - 1.0%
    SAP AG, Preferred                                 4,600    $    754,705
    Sap Aktiengesellscha, ADR*##                      6,700         361,800
                                                               ------------
                                                               $  1,116,505
---------------------------------------------------------------------------
  Hong Kong - 1.1%
    Giordano Holdings Ltd.                        1,384,000    $  1,145,539
---------------------------------------------------------------------------
  Philippines - 0.2%
    Pilipino Telephone Corp.                        199,800    $    263,496
---------------------------------------------------------------------------
  Sweden - 1.0%
    Nobel Biocare AB                                 56,500    $  1,074,969
---------------------------------------------------------------------------
Total Foreign Stocks                                           $  4,459,109
---------------------------------------------------------------------------
Total Common Stocks and Warrants (Identified
Cost, $116,962,150)                                            $108,738,001
---------------------------------------------------------------------------

Convertible Bond
---------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
---------------------------------------------------------------------------
  Ventritex, Inc., 5.75s, due 2001
    (Identified Cost, $40,000)                       $   40    $     40,100
---------------------------------------------------------------------------

Short-Term Obligation - 3.2%
---------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., 5.215s,
    due 9/03/96, at Amortized Cost                   $3,490    $  3,487,991

---------------------------------------------------------------------------
Total Investments (Identified Cost, $120,490,141)              $112,266,092

Other Assets, Less Liabilities - (2.9)%                          (3,264,817)
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $109,001,275
---------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
August 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $120,490,141)          $112,266,092
  Cash                                                                  6,834
  Receivable for Fund shares sold                                     271,690
  Interest and dividends receivable                                    12,031
  Other assets                                                            969
                                                                 ------------
      Total assets                                               $112,557,616
                                                                 ------------
Liabilities:
  Payable for Fund shares reacquired                             $    298,807
  Payable for investments purchased                                 3,117,352
  Payable to affiliates -
    Management fee                                                      4,500
    Shareholder servicing agent fee                                     1,157
    Distribution fee                                                   43,668
  Accrued expenses and other liabilities                               90,857
                                                                 ------------
      Total liabilities                                          $  3,556,341
                                                                 ------------
Net assets                                                       $109,001,275
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $103,263,475
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                   (8,224,049)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              13,967,507
  Accumulated net investment loss                                      (5,658)
                                                                 ------------
      Total                                                      $109,001,275
                                                                 ============
Shares of beneficial interest outstanding                         12,156,108
                                                                 ============
Class A shares:
  Net asset value per share
    (net assets of $35,098,281 / 3,875,873 shares of beneficial
    interest outstanding)                                           $9.06
                                                                    =====
  Offering price per share (100/94.25)                              $9.61
                                                                    =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $67,043,466 / 7,505,225 shares of beneficial
    interest outstanding)                                           $8.93
                                                                    =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $6,859,528 / 775,010 shares of beneficial
    interest outstanding)                                           $8.85
                                                                    =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended August 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                     $    155,559
    Dividends                                                         116,493
    Foreign taxes withheld                                               (864)
                                                                 ------------
      Total investment income                                    $    271,188
                                                                 ------------

  Expenses -
    Management fee                                               $    755,233
    Trustees' compensation                                             11,639
    Shareholder servicing agent fee (Class A)                          49,906
    Shareholder servicing agent fee (Class B)                         137,168
    Shareholder servicing agent fee (Class C)                           7,616
    Distribution and service fee (Class A)                             28,237
    Distribution and service fee (Class B)                            539,460
    Distribution and service fee (Class C)                             49,574
    Custodian fee                                                      49,803
    Printing                                                           30,416
    Postage                                                            29,634
    Auditing fees                                                      22,645
    Legal fees                                                          4,152
    Miscellaneous                                                     144,515
                                                                 ------------
      Total expenses                                             $  1,859,998
    Fees paid indirectly                                               (3,115)
                                                                 ------------
      Net expenses                                               $  1,856,883
                                                                 ------------
        Net investment loss                                      $ (1,585,695)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $ 20,722,770
    Foreign currency transactions                                        (407)
                                                                 ------------
      Net realized gain on investments and foreign currency
        transactions                                             $ 20,722,363
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Net unrealized loss on investments                           $(12,184,307)
                                                                 ------------
      Net realized and unrealized gain on investments and
foreign currency                                                 $  8,538,056
                                                                 ------------
        Increase in net assets from operations                   $  6,952,361
                                                                 ============

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
Year Ended August 31,                                                        1996             1995
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                $ (1,585,695)    $   (876,305)
  Net realized gain on investments and foreign currency
    transactions                                                       20,722,363       14,682,099
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                       (12,184,307)         959,367
                                                                     ------------     ------------
    Increase in net assets from operations                           $  6,952,361     $ 14,765,161
                                                                     ------------     ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                           $ (5,350,459)    $   (918,344)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                            (10,344,167)      (1,440,882)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                               (756,617)         (47,151)
                                                                     ------------     ------------
      Total distributions declared to shareholders                   $(16,451,243)    $ (2,406,377)
                                                                     ------------     ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                   $ 80,419,295     $110,456,952
  Net asset value of shares issued to shareholders in
    reinvestment
    of distributions                                                   14,791,845        2,174,647
  Cost of shares reacquired                                           (71,855,199)     (84,557,685)
                                                                     ------------     ------------
    Increase in net assets from Fund share transactions              $ 23,355,941     $ 28,073,914
                                                                     ------------     ------------
      Total increase in net assets                                   $ 13,857,059     $ 40,432,698
Net assets:
  At beginning of period                                               95,144,216       54,711,518
                                                                     ------------     ------------
  At end of period (including accumulated net investment loss
  of $1,588,957 and $3,262, respectively)                            $109,001,275     $ 95,144,216
                                                                     ============     ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            1996          1995         1994*
-------------------------------------------------------------------------------------------------------
                                                              Class A
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $10.08        $ 8.68        $ 7.83
                                                               ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                                 $ 0.10        $(0.03)       $(0.05)
  Net realized and unrealized gain on investments and
   foreign currency transactions                                 0.76          1.69          0.90
                                                               ------        ------        ------
      Total from investment operations                         $ 0.86        $ 1.66        $ 0.85
                                                               ------        ------        ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                 $(1.88)       $(0.26)       $ --
                                                               ------        ------        ------
      Total distributions declared to shareholders             $(1.88)       $(0.26)       $ --
                                                               ------        ------        ------
Net asset value - end of period                                $ 9.06        $10.08        $ 8.68
                                                               ======        ======        ======
Total return(+)                                                10.55%        19.77%        10.86%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.28%         1.29%         1.50%+
  Net investment loss                                         (1.08)%       (0.40)%       (0.87)%+
Portfolio turnover                                               157%          218%           82%
Average commission rate###                                    $0.0422          --            --
Net assets at end of period (000 omitted)                     $35,098       $30,194       $17,776

  *For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
  +Annualized.
 ++Not annualized.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  #Per share data is based upon average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                                          --            --         $(0.08)
    Ratios (to average net assets):
      Expenses                                                   --            --           2.03%+
      Net investment loss                                        --            --         (1.40)%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            1996          1995          1994*
-------------------------------------------------------------------------------------------------------
                                                              Class B
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.94        $ 8.59        $ 7.83
                                                               ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                                 $ 0.17        $(0.13)       $(0.12)
  Net realized and unrealized gain on investments and
   foreign currency transactions                                 0.61          1.69          0.88
                                                               ------        ------        ------
      Total from investment operations                         $ 0.78        $ 1.56        $ 0.76
                                                               ------        ------        ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                 $(1.79)       $(0.21)       $ --
                                                               ------        ------        ------
      Total distributions declared to shareholders             $(1.79)       $(0.21)       $ --
                                                               ------        ------        ------
Net asset value - end of period                                $ 8.93        $ 9.94        $ 8.59
                                                               ======        ======        ======
Total return                                                    9.67%        18.75%         9.71%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    2.13%         2.29%         2.57%+
  Net investment loss                                         (1.81)%       (1.44)%       (2.02)%+
Portfolio turnover                                               157%          218%           82%
Average commission rate###                                    $0.0422          --            --
Net assets at end of period (000 omitted)                     $67,043       $61,742       $36,849

  *For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based upon average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                                          --            --          $(0.15)
    Ratios (to average net assets):
      Expenses                                                   --            --           3.10%
      Net investment loss                                        --            --         (2.56)%

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            1996          1995          1994**
-------------------------------------------------------------------------------------------------------
                                                              Class C
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.91        $ 8.61        $ 7.80
                                                               ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                                 $ 0.17        $(0.14)       $(0.04)
  Net realized and unrealized gain on investments and
   foreign currency transactions                                 0.60          1.69          0.85
                                                               ------        ------        ------
      Total from investment operations                         $ 0.77        $ 1.55        $ 0.81
                                                               ------        ------        ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                 $(1.83)       $(0.25)       $ --
                                                               ------        ------        ------
      Total distributions declared to shareholders             $(1.83)       $(0.25)       $ --
                                                               ------        ------        ------
Net asset value - end of period                                $ 8.85        $ 9.91        $ 8.61
                                                               ======        ======        ======
Total return                                                    9.60%        18.63%        10.38%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    2.17%         2.30%         2.50%+
  Net investment loss                                         (1.90)%       (1.55)%       (2.22)%+
Portfolio turnover                                               157%          218%           82%
Average commission rate###                                    $0.0422          --            --
Net assets at end of period (000 omitted)                      $6,860        $3,209           $87

 **For the period from the commencement of offering of Class C shares, August 1, 1994 to August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based upon average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                                          --            --          $(0.05)
    Ratios (to average net assets):
      Expenses                                                   --            --           3.03%+
      Net investment loss                                        --            --         (2.71)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS OTC Fund (the Fund) is a non-diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1996, $1,583,299 was reclassified from accumulated net realized gain on investments and paid-in capital to accumulated net investment loss to offset short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $2,164 for the year ended August 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,992 for the year ended August 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $3,356 for the year ended August 31, 1996. Fees incurred under the distribution plan during the year ended August 31, 1996 were 0.09% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,254 and $457 for Class B and Class C shares, respectively, for the year ended August 31, 1996. Fees incurred under the distribution plans during the year ended August 31, 1996 were 0.87% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1996 were $1,116, $106,267 and $346 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $161,860,736 and $154,123,283, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $120,490,141
                                                                 ============
Gross unrealized depreciation                                    $(15,667,148)
Gross unrealized appreciation                                       7,443,099
                                                                 ------------
  Net unrealized depreciation                                    $ (8,224,049)
                                                                 ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                                Year Ended August 31, 1996    Year Ended August 31, 1995
                                               ---------------------------  ----------------------------
                                                   Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                     2,953,255   $ 28,054,414        4,680,448   $ 39,610,152
Shares issued to shareholders in
 reinvestment of distributions                    609,434      4,991,266          104,971        868,094
Shares reacquired                              (2,683,072)   (24,825,437)      (3,837,263)   (32,341,967)
                                               ----------   ------------       ----------   ------------
  Net increase                                    879,617   $  8,220,243          948,156   $  8,136,279
                                               ==========   ============       ==========   ============

Class B Shares
                                                Year Ended August 31, 1996    Year Ended August 31, 1995
                                               ---------------------------  ----------------------------
                                                   Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                     3,674,349   $ 33,978,577        7,325,159   $ 62,579,527
Shares issued to shareholders in
 reinvestment of distributions                  1,119,205      9,076,592          154,411      1,266,051
Shares reacquired                              (3,501,980)   (31,963,123)      (5,554,198)   (46,622,744)
                                               ----------   ------------       ----------   ------------
  Net increase                                  1,291,574   $ 11,092,046        1,925,372   $ 17,222,834
                                               ==========   ============       ==========   ============

Class C Shares
                                                Year Ended August 31, 1996    Year Ended August 31, 1995
                                               ---------------------------  ----------------------------
                                                   Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                     2,005,344   $ 18,386,304          948,839   $  8,267,273
Shares issued to shareholders in
 reinvestment of distributions                     89,936        723,987            4,957         40,502
Shares reacquired                              (1,644,089)   (15,066,639)        (640,099)    (5,592,974)
                                               ----------   ------------       ----------   ------------
  Net increase                                    451,191   $  4,043,652          313,697   $  2,714,801
                                               ==========   ============       ==========   ============

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1996 was $1,189.

INDEPENDENT AUDITORS' REPORT


To the Trustees of MFS Series Trust IV and Shareholders of MFS OTC Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS OTC Fund (one of the series constituting MFS Series Trust IV) as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for each of the years in the three-year period ended August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS OTC Fund at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts

October 4, 1996



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) OTC FUND
TRUSTEES                                                AUDITORS
A. Keith Brodkin* - Chairman and President              Deloitte & Touche LLP

Richard B. Bailey* - Private Investor;                  INVESTOR INFORMATION
Former Chairman and Director (until 1991),              For MFS stock and bond market outlooks,
Massachusetts Financial Services Company;               call toll free: 1-800-637-4458 anytime from
Director, Cambridge Bancorp; Director,                  a touch-tone telephone.
Cambridge Trust Company
                                                        For information on MFS mutual funds,
Peter G. Harwood - Private Investor                     call your financial adviser or, for an
                                                        information kit, call toll free:
J. Atwood Ives - Chairman and Chief Executive           1-800-637-2929 any business day from
Officer, Eastern Enterprises                            9 a.m. to 5 p.m. Eastern time (or leave
                                                        a message anytime).
Lawrence T. Perera - Partner,
Hemenway & Barnes                                       INVESTOR SERVICE
                                                        MFS Service Center, Inc.
William J. Poorvu - Adjunct Professor,                  P.O. Box 2281
Harvard University Graduate School of                   Boston, MA 02107-9906
Business Administration
                                                        For general information, call toll free:
Charles W. Schmidt - Private Investor                   1-800-225-2606 any business day from
                                                        8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,                 For service to speech- or hearing-impaired,
Massachusetts Financial Services Company                call toll free: 1-800-637-6576 any business
                                                        day from 9 a.m. to 5 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,            (To use this service, your phone must be equipped
Massachusetts Financial Services Company                with a Telecommunications Device for the Deaf.)

Elaine R. Smith - Independent Consultant                For share prices, account balances and
                                                        exchanges, call toll free: 1-800-MFS-TALK
David B. Stone  - Chairman, North American              (1-800-637-8255) anytime from a touch-tone telephone.
Management Corp. (investment advisers)
                                                        WEB SITE
INVESTMENT ADVISER                                      http://www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.                             --------------------------------------------
500 Boylston Street
Boston, MA 02116-3741                                                              TOP RATED SERVICE
                                                                       For the second year in a row,
FUND MANAGER                                            [DALBAR         MFS earned a #1 ranking in
Mark Regan*                                              LOGO]         DALBAR, Inc.'s Broker/Dealer
                                                                      Survey, Main Office Operations
TREASURER                                                            Service Quality category. The
W. Thomas London*                                       firm achieved a 3.49 overall score - on a
                                                        scale of 1 to 4 - in the 1995 survey. A total
ASSISTANT TREASURER                                     of 71 firms responded, offering input on the
James O. Yost*                                          quality of service they receive from 36
                                                        mutual fund companies nationwide. The survey
SECRETARY                                               contained questions about service quality in
Stephen E. Cavan*                                       17 categories, including "knowledge of phone
                                                        service contacts," "accuracy of transaction
ASSISTANT SECRETARY                                     processing," and "overall ease of doing
James R. Bordewick, Jr.*                                business with the firm." The 1996 survey
                                                        results were not available at the time of
CUSTODIAN                                               this printing.
Investors Bank & Trust Company

* Affiliated with the Investment Adviser

                                                             -------------
MFS(R) OTC FUND                [DALBAR LOGO: #1              BULK RATE
                                TOP RATED SERVICE]           U.S. POSTAGE
500 Boylston Street                                          PAID
Boston, MA 02116                                             PERMIT #55638
                                                             BOSTON, MA
                                                             -------------



[LOGO: M F S(SM)
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)]


(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                      OTC-2 10/96 19M 83/283/383

[LOGO: M F S(SM)]                                      Semiannual Report
 INVESTMENT MANAGEMENT                                 February 28, 1997


--------------------------------------------------------------------------------

MFS(R) OTC FUND

--------------------------------------------------------------------------------




              [Graphic Omitted]

LEARNING FINANCIAL BASICS THE EASY WAY (see page 23)

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
Portfolio Manager's Overview ............................................... 2
Portfolio Manager's Profile ................................................ 3
Fund Facts ................................................................. 4
Performance Summary ........................................................ 4
Portfolio Concentration .................................................... 6
Portfolio of Investments ................................................... 7
Financial Statements .......................................................11
Notes to Financial Statements ..............................................17
The ABCs of Investing ......................................................23
The MFS Family of Funds(R) .................................................24
Trustees and Officers ......................................................25

   HIGHLIGHTS

   o FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 4.04%, CLASS B SHARES 3.65%, CLASS C SHARES 3.71%, AND CLASS I SHARES 4.04%.

   o THE STRENGTH OF U.S. LARGE-COMPANY STOCKS OVER THE PAST SIX MONTHS HAS LEFT BEHIND MANY OF THE SMALLER, LESS-LIQUID STOCKS IN WHICH THE FUND INVESTS.

   o THE FUND WAS HELPED BY THE PERFORMANCE OF COMPANIES IN THE SEMICONDUCTOR, LONG- DISTANCE TELEPHONE, AND HEALTH CARE INFORMATION INDUSTRIES.

   o PERFORMANCE WAS HINDERED BY SOME OF THE FUND'S NETWORKING AND TELECOMMUNICATIONS HOLDINGS, AS PRODUCT TRANSITIONS AND MORE COMPETITION

     REDUCED VALUATIONS IN THIS INDUSTRY.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

[Photo of A. Keith Brodkin]

After more than six years of expansion, the U.S. economy appears to be experiencing another year of moderate growth in 1997, although a few signs point to the possibility of a modest rise in inflation during the year. On the positive side, the pattern of moderate growth and inflation set over the past few years now seems fairly well entrenched in the economy and, short of a major international or domestic crisis, appears to have enough momentum to remain on track for some time. Also, gains in such important sectors as housing, automobiles, industrial production, and exports indicate a fair amount of underlying strength in the economy. However, some reason for caution can be seen in the continuing high levels of consumer debt and rising personal bankruptcies, as well as in the ongoing tightness in labor markets, which could add some inflationary pressures to the economy. Given these somewhat conflicting indicators, we expect real (inflation-adjusted) growth to revolve around 2% in 1997, which would represent a modest decline from 1996.

  We continue to urge U.S. equity investors to lower their expectations for 1997 and to point out that the impressive gains of the past two years are not sustainable. Just as the slowdown in corporate earnings growth and increases in interest rates in 1996 raised some near-term concerns, further interest rate increases and an acceleration of inflation could negatively affect the stock market in 1997. To the extent that some slowdown in earnings means that the economy is not overheating, this could be beneficial for the equity market in the long run. Also, we believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain reasonably positive about the long-term viability of the equity market.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
Chairman and President

March 11, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Mark Regan]

Mark Regan

For the six months ended February 28, 1997, Class A shares of the Fund provided a total return of 4.04%, Class B shares 3.65%, and Class C shares 3.71%, and Class I shares 4.04%. All of the Fund's returns include the reinvestment of distributions but exclude the effects of any sales charges. These returns compare to a 7.80% return for the Russell 2000 Total Return Index (the Russell Index), an unmanaged index of 2,000 of the smallest U.S.- domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ, and a 22.50% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

  The strength of U.S. large-capitalization stocks over the past six months has left behind the smaller, less-liquid stocks in NASDAQ, a phenomenon that can be seen in the outperformance of the S&P 500 versus the Russell 2000, as well as versus the NASDAQ industrials, which were up only 4.3%. NASDAQ and the Fund's portfolio are not represented in some areas that have performed exceptionally well, including pharmaceutical manufacturers, tobacco companies, and the larger financial institutions. As a result, the Fund's performance has been roughly in line with the small-capitalization indices, although it has lagged the broad market.

  However, we continue to believe that the smaller and mid-sized companies offer greater potential relative to the broader market. The companies in which we are invested have very high earnings growth rates, and we expect this growth to help drive up stock prices over time.

  The Fund's performance over the past six months has been helped by its holdings in semiconductor companies such as Intel, LSI, Lattice, and KLA. Performance was also aided by long-distance telephone holdings such as MCI Communications, as well as by health care information companies such as HBO and Company, HCIA Inc., and IDX Systems.

  Additionally, many of the specialty finance companies performed well into the end of December, and those positions were trimmed as interest rates rose and loan losses increased.

  The Fund's performance was hindered by such networking and telecommunications holdings as Cisco, Cabletron, Glenayre, and Cable Design and Technology. In particular, product transitions and more competition in the networking area have hurt valuations in this industry. Specialty stores also underperformed during this period, as poor "same-store sales" resulted in underperformance by a number of companies, including Gymboree and Viking Office Products.

  Looking forward, the Fund remains positioned in growth companies, with technology and health care being two of our largest sectors. We see tremendous opportunities in these areas and are always trying to find investment opportunities that we believe have the potential for high growth at reasonable valuations.

Respectfully,

/s/ Mark Regan
    Mark Regan
Portfolio Manager


   PORTFOLIO MANAGER'S PROFILE

   MARK REGAN BEGAN HIS CAREER AT MFS IN 1989 AS A RESEARCH ANALYST. A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, HE WAS PROMOTED TO INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991, AND VICE PRESIDENT - INVESTMENTS IN 1992. MR. REGAN HAS MANAGED MFS OTC FUND SINCE ITS INCEPTION IN 1993.

   FUND FACTS
   STRATEGY:               THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO PROVIDE
              LONG-TERM GROWTH OF CAPITAL BY INVESTING AT LEAST 65%
                           OF ITS ASSETS, UNDER NORMAL CIRCUMSTANCES, IN
              SECURITIES PRINCIPALLY TRADED ON THE OVER-THE-COUNTER
                            (OTC) SECURITIES MARKET.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   CLASS A AND CLASS B: DECEMBER 1, 1993
                           CLASS C: AUGUST 1, 1994
                           CLASS I: JANUARY 2, 1997

  SIZE:                    $108.2 MILLION NET ASSETS AS OF FEBRUARY 28, 1997


PERFORMANCE SUMMARY
Because mutual funds like MFS OTC Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

CLASS A INVESTMENT RESULTS
(net asset value change including
  reinvested distributions)
                                                                    Life of
                                      6 Months        1 Year           Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                + 4.04%        +5.44%          +52.71%
-------------------------------------------------------------------------------
Average Annual Total Return               --          +5.44%          +13.93%
-------------------------------------------------------------------------------
SEC Results                               --          -0.67%          +11.86%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including
  reinvested distributions)
                                                                    Life of
                                      6 Months        1 Year           Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                + 3.65%        +4.59%          +48.11%
-------------------------------------------------------------------------------
Average Annual Total Return               --          +4.59%          +12.86%
-------------------------------------------------------------------------------
SEC Results                               --          +0.95%          +12.15%
-------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including
  reinvested distributions)
                                                                    Life of
                                      6 Months        1 Year           Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                + 3.71%        +4.66%          +48.28%
-------------------------------------------------------------------------------
Average Annual Total Return               --          +4.66%          +12.90%
-------------------------------------------------------------------------------
SEC Results                               --          +3.75%          +12.90%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including
  reinvested distributions)
                                                                    Life of
                                      6 Months        1 Year           Fund*
-------------------------------------------------------------------------------
Cumulative Total Return                + 4.04%        +5.44%          +52.71%
-------------------------------------------------------------------------------
Average Annual Total Return               --          +5.44%          +13.93%
-------------------------------------------------------------------------------
SEC Results                               --          -0.67%          +11.86%
-------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations December 1, 1993 through February 28, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A SEC results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge, but have higher annual fees and expenses than Class A shares. Class C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months of purchase. Class I shares, which became available on January 2, 1997, have no sales load or 12b-1 fees and are only available to certain institutional investors.

Class C share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to commencement of offering of Class C shares. Operating expenses attributable to Class C shares are not significantly different than those of Class B. The Class B share performance included in the Class C share performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and operating expenses (e.g., Rule 12b-1 fees) of Class A shares, for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance would have been higher had Class I shares been outstanding during the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

PORTFOLIO CONCENTRATION

TOP 10 EQUITY HOLDINGS

STARSIGHT TELECAST, INC.                      MCI COMMUNICATIONS CORP.
Developer of interactive television           Telecommunications company
guide and VCR services
                                              ASCEND COMMUNICATIONS, INC.
SPECTRUM HOLOBYTE INDUSTRIES                  Developer of telecommunications
Developer of entertainment and                systems and products
educational software
                                              ORACLE SYSTEMS CORP.
UROMED CORP.                                  Developer and manufacturer of
Medical products company                      database software

HCIA, INC.                                    INTEL CORP.
Medical information systems company           Semiconductor manufacturer

SHOWBOAT, INC.                                ZOLL MEDICAL CORP.
Las Vegas and Atlantic City casino            Medical products company
operator

LARGEST SECTORS

        Technology                             42.3%
        Leisure                                15.4%
        Health Care                            14.0%
        Retailing                               8.2%
        Utilities & Communications              7.5%
        Miscellaneous                          12.6%*

*For a more complete breakdown, refer to Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - February 28, 1997
Stocks and Warrants - 100.9%
-------------------------------------------------------------------------------
Issuer                                                 Shares             Value
-------------------------------------------------------------------------------
Apparel and Textiles - 0.4%
  Nine West Group, Inc.*                                8,000      $    376,000
-------------------------------------------------------------------------------
Biotechnology
  Perseptive Biosystems*                                   45      $        337
  Perseptive Biosystems, Warrants                          25                 0
                                                                   ------------
                                                                   $        337
-------------------------------------------------------------------------------
Business Machines - 2.0%
  Affiliated Computer Co.                              19,300      $    398,062
  Seagate Technology, Inc.*                             5,500           258,500
  Sun Microsystems, Inc.                               52,100         1,608,588
                                                              -----------------
                                                                   $  2,265,150
-------------------------------------------------------------------------------
Business Services - 2.1%
  Administaff, Inc.*                                      600      $     14,325
  ADT Ltd                                              26,300           572,025
  Claremont Technology Group*                          25,300           534,462
  DST Systems, Inc.*                                   35,600         1,170,350
  Sabre Group Holding, Inc., "A"*                       1,000            28,250
                                                                   ------------
                                                                   $  2,319,412
-------------------------------------------------------------------------------
Cellular Telephones - 2.1%
  Telephone & Data Systems, Inc.                       58,400      $  2,336,000
-------------------------------------------------------------------------------
Chemicals - 0.5%
  Betzdearborn, Inc.                                    8,700      $    564,412
-------------------------------------------------------------------------------
Computer Software - Personal Computers - 9.0%
  Activision, Inc.*                                    58,200      $    778,425
  Electronic Arts, Inc.                                70,400         2,200,000
  Microsoft Corp.                                      16,500         1,608,750
  Spectrum Holobyte Industries                        628,500         5,185,125
                                                                   ------------
                                                                   $  9,772,300
-------------------------------------------------------------------------------
Computer Software - Systems - 16.4%
  Adobe Systems, Inc.                                  61,800      $  2,255,700
  BMC Software, Inc.*                                  41,500         1,776,719
  Cadence Design Systems, Inc.                         23,800           877,625
  Cascade Communications Corp.*                        10,900           336,538
  Compaq Computer Corp.                                 4,100           324,925
  Computer Associates International, Inc.              24,700         1,074,450
  Compuware Corp.*                                     11,700           714,110
  Cooper & Chyan Technology, Inc.*                     78,400         2,405,900
  E Trade Group, Inc.*                                  1,800            43,200
  Edify Corp.*                                        154,100         1,637,313
  IA Corporation I*                                    76,400           506,150
  Metro Information Services*                             200             3,675
  Oracle Systems Corp.                                 70,500         2,767,125
  Premier Research Worldwide*                             400             8,850
  Pure Atria Corp.*                                    22,200           425,964
  Sybase, Inc.*                                        42,400           696,802
  Synopsys, Inc.*                                      51,400         1,834,338
                                                                   ------------
                                                                   $ 17,689,383
-------------------------------------------------------------------------------
Consumer Goods and Services - 0.1%
  Silgan Holdings, Inc.*                                1,600      $     40,800
  U S Rentals, Inc.*                                    1,400            26,600
                                                                   ------------
                                                                   $     67,400
-------------------------------------------------------------------------------
Electronics - 4.7%
  Analog Devices, Inc.                                 23,250      $    540,564
  Atmel Corp.*                                         11,300           422,337
  Intel Corp.                                          19,300         2,738,187
  KLA Instruments Corp.*                               10,300           429,381
  Kulicke & Soffa Industries*                          17,000           450,500
  Lattice Semiconductor Corp.*                         11,500           549,125
                                                                   ------------
                                                                   $  5,130,094
-------------------------------------------------------------------------------
Entertainment - 14.0%
  Harrah's Entertainment, Inc.*                        70,600      $  1,306,100
  Heritage Media Corp.                                128,900         1,450,125
  Jacor Communications, Inc., "A"                      55,000         1,619,064
  LIN Television Corp.*                                24,000           996,000
  Showboat, Inc.                                      153,000         3,136,500
  Starsight Telecast, Inc.                            813,800         6,713,850
                                                                   ------------
                                                                   $ 15,221,639
-------------------------------------------------------------------------------
Financial Institutions - 1.8%
  Delta Financial Corp.*                                  600      $     12,600
  Franklin Resources, Inc.                             18,300         1,070,550
  Green Tree Financial Corp.                           23,200           870,000
                                                                   ------------
                                                                   $  1,953,150
-------------------------------------------------------------------------------
Food and Beverage Products - 1.1%
  Smith's Food & Drug Centers, "B"                     35,000      $  1,150,625
-------------------------------------------------------------------------------
Insurance - 1.2%
  Compdent Corp.*                                      41,300      $  1,244,162
-------------------------------------------------------------------------------
Medical and Health Products - 5.4%
  Uromed Corp.                                        403,100      $  3,275,187
  Zoll Medical Corp.                                  234,200         2,517,650
                                                                   ------------
                                                                   $  5,792,837
-------------------------------------------------------------------------------
Medical and Health Technology and Services - 13.2%
  Access Health, Inc.*                                 32,100      $    754,350
  AmeriSource Health Corp. "A"*                        16,800           846,300
  HBO & Company                                        18,600         1,071,825
  HCIA, Inc                                            91,700         3,140,725
  IDX Systems Corp.*                                   14,400           453,600
  Mariner Health Group, Inc.                          159,500         1,555,125
  Owen Healthcare, Inc.*                               38,600         1,061,500
  Pacificare Health Systems, Inc., "A"*                13,200         1,056,000
  Renal Treatment Centers, Inc.                         4,900           127,400
  Riscorp, Inc., "A"*                                  59,900           149,750
  Safeguard Health Enterprises*                        33,700           497,075
  St. Jude Medical, Inc.                               26,900         1,062,550
  Trigon Healthcare, Inc.*                             53,200           950,950
  United Healthcare Corp.                              20,079         1,001,440
  Vivra, Inc.*                                         20,100           597,975
                                                                   ------------
                                                                   $ 14,326,565
-------------------------------------------------------------------------------
Oil Services - 1.2%
  Cooper Cameron Corp.*                                 8,300      $    543,650
  Diamond Offshore Drilling*                            6,500           383,500
  Global Industries, Ltd.                              12,200           222,650
  National Oilwell, Inc.*                               3,000            92,250
  Offshore Energy Development*                            100             1,225
                                                                   ------------
                                                                   $  1,243,275
-------------------------------------------------------------------------------
Oils - 1.9%
  Carbo Ceramics, Inc                                 104,100      $  1,977,900
  Titan Exploration, Inc.*                              3,300            34,650
                                                                   ------------
                                                                   $  2,012,550
-------------------------------------------------------------------------------
Precious Metals and Minerals - 0.5%
  Southern Africa Minerals Corp.                      810,000      $    532,899
-------------------------------------------------------------------------------
Railroad - 1.5%
  Wisconsin Central Transportation Corp.               46,100      $  1,653,838
-------------------------------------------------------------------------------
Restaurants and Lodging - 1.5%
  Applebee's International, Inc.                       45,000      $  1,136,250
  Coldwater Creek, Inc.*                                  300             5,512
  Prime Hospitality Corp.*                             28,600           471,900
  Renaissance Hotel Group*                              1,000            29,625
                                                                   ------------
                                                                   $  1,643,287
-------------------------------------------------------------------------------
Stores - 6.8%
  Ann Taylor Stores Corp.*                             71,800      $  1,436,000
  General Nutrition Cos., Inc.                         40,000           720,000
  Gymboree Corp.                                       90,800         2,235,950
  Rite Aid Corp.                                       37,700         1,588,113
  Viking Office Products                               59,800         1,412,775
                                                                   ------------
                                                                   $  7,392,838
-------------------------------------------------------------------------------
Telecommunications - 10.2%
  ADC Telecommunications, Inc.*                        20,600      $    558,775
  Aerial Communications, Inc.*                         98,700           555,187
  Ascend Communications, Inc.*                         55,100         2,878,975
  Cable Design Technology*                             90,600         2,400,900
  Cabletron Systems, Inc.                              33,000           990,000
  Glenayre Technologies, Inc.                          96,200         1,274,650
  Rogers Cantel Mobile Co.                            138,700         2,323,225
  West Teleservices Corp.*                              1,200            20,400
                                                                   ------------
                                                                   $ 11,002,112
-------------------------------------------------------------------------------
Utilities - Gas - 0.5%
  Energy Ventures, Inc.*                               10,700      $    545,700
-------------------------------------------------------------------------------
Utilities - Telephone 2.8%
  MCI Communications Corp.                             83,400      $  2,981,550
-------------------------------------------------------------------------------
Total Stocks and Warrants (Identified
  Cost, $112,975,282)                                              $109,217,513
-------------------------------------------------------------------------------

Short-Term Obligations - 1.7%
-------------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
-------------------------------------------------------------------------------
  General Electric Capital Corp., 5.38s, due 3/03/97,              $  1,869,162
    at Amortized Cost                                  $1,870
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $114,844,444)                  $111,086,675

Other Assets, Less Liabilities - (2.6)%                              (2,904,252
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $108,182,423
-------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------
February 28, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $114,844,444)           $111,086,675
  Cash                                                                   3,701
  Receivable for Fund shares sold                                       70,819
  Receivable for investments sold                                   13,341,677
  Interest and dividends receivable                                      2,623
  Other assets                                                             969
                                                                  ------------
      Total assets                                                $124,506,464
                                                                  ------------
Liabilities:
  Payable for Fund shares reacquired                              $    511,619
  Payable for investments purchased                                 15,666,635
  Payable to affiliates -
    Management fee                                                       2,273
    Shareholder servicing agent fee                                        394
    Distribution fee                                                     1,397
  Accrued expenses and other liabilities                               141,723
                                                                  ------------
      Total liabilities                                           $ 16,324,041
                                                                  ------------
Net assets                                                        $108,182,423
                                                                  ============
Net assets consist of:
  Paid-in capital                                                 $113,858,891
  Unrealized depreciation on investments                            (3,757,769)
  Accumulated net realized loss on investments                        (873,128)
  Accumulated net investment loss                                   (1,045,571)
                                                                  ------------
      Total                                                       $108,182,423
                                                                  ============
Shares of beneficial interest outstanding                           13,387,639
                                                                  ============
Class A shares:
  Net asset value per share (net assets of
    $34,764,480 / 4,265,751 shares of beneficial
    interest outstanding)                                            $8.15
                                                                     =====
  Offering price per share (100 / 94.25)                             $8.65
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $66,553,204 / 8,265,268
    shares of beneficial interest outstanding)                       $8.05
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,371,193 / 673,385
    shares of beneficial interest outstanding)                       $7.98
                                                                     =====
Class I shares:
  Net asset value, offering price and redemption
    price per share (net assets of
    $1,493,546 / 183,235 shares of beneficial
    interest outstanding)                                            $8.15
                                                                     =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended February 28, 1997
------------------------------------------------------------------------------
Net investment income:
Income -
  Interest                                                        $    52,557
  Dividends                                                            92,512
                                                                  -----------
      Total investment income                                     $   145,069
                                                                  -----------
  Expenses -
    Management fee                                                $   445,574
    Trustees' compensation                                              6,649
    Shareholder servicing agent fee (Class A)                          19,320
    Shareholder servicing agent fee (Class B)                          53,443
    Shareholder servicing agent fee (Class C)                           3,228
    Shareholder servicing agent fee                                    26,113
    Distribution and service fee (Class A)                             47,068
    Distribution and service fee (Class B)                            362,759
    Distribution and service fee (Class C)                             31,062
    Printing                                                           52,716
    Auditing fees                                                      24,523
    Postage                                                            22,443
    Custodian fee                                                      12,615
    Legal fees                                                          2,224
    Miscellaneous                                                      78,245
                                                                  -----------
      Total expenses                                              $ 1,187,982
    Fees paid indirectly                                               (3,000)
                                                                  -----------
      Net expenses                                                $ 1,184,982
                                                                  -----------
        Net investment loss                                       $(1,039,913)
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $   837,225
    Foreign currency transactions                                        (325)
                                                                  -----------
        Net realized gain on investments and foreign currency
          transactions                                            $   836,900
  Net unrealized gain on investments                                4,466,280
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $ 5,303,180
                                                                  -----------
            Increase in net assets from operations                $ 4,263,267
                                                                  ===========
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------

                                              Six Months Ended     Year Ended
                                             February 28, 1997     August 31,
                                                   (Unaudited)           1996
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                           $  (1,039,913)   $ (1,585,695)
  Net realized gain on investments and
    foreign currency transactions                     836,900      20,722,363
  Net unrealized gain (loss) on investments
    and foreign currency translation                4,466,280     (12,184,307)
                                                -------------    ------------
    Increase in net assets from operations      $   4,263,267    $  6,952,361
                                                -------------    ------------
Distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions (Class A)     $  (5,060,126)   $ (5,350,459)
  From net realized gain on investments and
    foreign currency transactions (Class B)        (9,057,331)    (10,344,167)
  From net realized gain on investments and
    foreign currency transactions (Class C)          (686,950)       (756,617)
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class A)                           (298,434)        --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class B)                           (534,179)        --
  In excess of net realized gain on
    investments and foreign currency
    transactions (Class C)                            (40,515)        --
                                                -------------    ------------
      Total distributions declared to
        shareholders                            $ (15,677,535)   $(16,451,243)
                                                -------------    ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares              $  43,876,753    $ 80,419,295
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                               14,113,814      14,791,845
  Cost of shares reacquired                       (47,395,151)    (71,855,199)
                                                -------------    ------------
    Increase in net assets from Fund share
      transactions                              $  10,595,416    $ 23,355,941
                                                -------------    ------------
      Total increase (decrease) in net
        assets                                  $    (818,852)   $ 13,857,059
Net assets:
  At beginning of period                          109,001,275      95,144,216
                                                -------------    ------------
  At end of period (including accumulated
    net investment loss of $1,045,571 and
    $5,658, respectively)                       $ 108,182,423    $109,001,275
                                                =============    ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------

                              Period Ended              Year Ended August 31,
                         February 28, 1997       ------------------------------
                               (Unaudited)       1996       1995        1994*
-------------------------------------------------------------------------------
                                  Class A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period
                                    $ 9.06      $10.08      $ 8.68      $ 7.83
                                    ------      ------      ------      ------
Income from investment operations# -
  Net investment income
   (loss)                           $(0.06)     $ 0.10      $(0.03)     $(0.05)
  Net realized and
   unrealized gain on
   investments and foreign
   currency transactions              0.47        0.76        1.69        0.90
                                    ------      ------      ------      ------
      Total from investment
       operations                   $ 0.41      $ 0.86      $ 1.66      $ 0.85
                                    ------      ------      ------      ------
Less distributions declared to shareholders -
  From net realized gain
   on investments and
   foreign currency transactions    $(1.25)     $(1.88)     $(0.26)     $  --
  In excess of net realized
   gain on investments and
   foreign currency transactions     (0.07)        --          --          --
                                    ------      ------      ------      ------
      Total distributions
       declared to shareholders     $(1.32)     $(1.88)     $(0.26)     $  --
                                    ------      ------      ------      ------
Net asset value - end of
 period                             $ 8.15      $ 9.06      $10.08      $ 8.68
                                    ======      ======      ======      ======
Total return(++)                     4.04%++    10.55%      19.77%      10.86%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                         1.49%+      1.28%       1.29%       1.50%+
  Net investment loss              (1.23)%+    (1.08)%     (0.40)%     (0.87)%+
Portfolio turnover                    101%        157%        218%         82%
Average commission rate###         $0.0317     $0.0422        --          --
Net assets at end of
 period (000 omitted)               $34,764     $35,098     $30,194    $17,774

  * For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
  +  Annualized.
 ++  Not annualized.
(++) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. # Per share data is based upon average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                --          --          --        (0.08)
    Ratios (to average net assets):
      Expenses                         --          --          --         2.03%+
      Net investment loss              --          --          --       (1.40)%+

See notes to financial statements

------------------------------------------------------------------------------
                              Period Ended       Year Ended August 31,
                         February 28, 1997       -----------------------------
                               (Unaudited)       1996        1995       1994*
------------------------------------------------------------------------------
                                  Class B
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period                $ 8.93      $ 9.94      $ 8.59      $ 7.83
                                    ------      ------      ------      ------
Income from investment operations# -
  Net investment income
   (loss)                           $(0.09)     $ 0.17      $(0.13)     $(0.12)
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currency transactions      0.46        0.61        1.69        0.88
                                    ------      ------      ------      ------
      Total from investment
       operations                   $ 0.37      $ 0.78      $ 1.56      $ 0.76
                                    ------      ------      ------      ------
Less distributions declared to shareholders -
  From net realized gain
   on investments and
    foreign currency transactions   $(1.18)     $(1.79)     $(0.21)     $  --
  In excess of net realized
   gain on investments and
   foreign currency transactions     (0.07)        --          --          --
                                    ------      ------      ------      ------
      Total distributions
       declared to shareholders     $(1.25)     $(1.79)     $(0.21)    $   --
                                    ------      ------      ------      ------
Net asset value - end of
 period                             $ 8.05      $ 8.93      $ 9.94      $ 8.59
                                    ======      ======      ======      ======
Total return                        3.65%++      9.67%      18.75%       9.71%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                        2.30%+       2.13%       2.29%       2.57%+
  Net investment loss             (2.03)%+     (1.81)%     (1.44)%     (2.02)%+
Portfolio turnover                   101%         157%        218%         82%
Average commission rate###        $0.0317      $0.0422        --          --
Net assets at end of
 period (000 omitted)             $66,553      $67,043     $61,742     $36,849

  * For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
  + Annualized.
 ++ Not annualized.
  # Per share data is based upon average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
     Net investment loss               --          --          --       $(0.15)
     Ratios (to average net assets):
      Expenses                         --          --          --         3.10%
      Net investment loss              --          --          --        (2.56)%

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------------

                                                      Period Ended    Year Ended August 31,                         Period Ended
                                                 February 28, 1997    ---------------------------------------- February 28, 1997
                                                        (Unaudited)         1996           1995          1994*       (Unaudited)**
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Class C                                                       Class I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $ 8.85        $ 9.91         $ 8.61        $ 7.80             $ 8.63
                                                            ------        ------         ------        ------             ------
Income from investment operations# -
  Net investment income (loss)                              $(0.09)       $ 0.17         $(0.14)       $(0.04)            $(0.01)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions              0.46          0.60           1.69          0.85              (0.47)
                                                            ------        ------         ------        ------             ------
      Total from investment operations                      $ 0.37        $ 0.77         $ 1.55        $ 0.81             $(0.48)
                                                            ------        ------         ------        ------             ------
Less distributions declared to shareholders -
  From net realized gain on investments and
   foreign currency transactions                            $(1.17)       $(1.83)        $ (0.25)      $  --              $  --
  In excess of net realized gain on investments
    and foreign currency transactions                        (0.07)          --              --           --                 --
                                                            ------        ------         ------        ------             ------
      Total distributions declared to shareholders          $(1.24)       $(1.83)        $(0.25)       $  --              $  --
                                                            ------        ------         ------        ------             ------
Net asset value - end of period                             $ 7.98        $ 8.85         $ 9.91        $ 8.61             $ 8.15
                                                            ======        ======         ======        ======             ======
Total return                                                 3.71%         9.60%         18.63%        10.38%++           (5.89)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 2.24%         2.17%          2.30%         2.50%+              1.35%+
  Net investment loss                                      (1.97)%       (1.90)%        (1.55)%       (2.22)%+             (1.18)%+
Portfolio turnover                                            101%          157%           218%           82%                 101%
Average commission rate###                                 $0.0317       $0.0422           --            --                $0.0317
Net assets at end of period (000 omitted)                   $5,371        $6,860         $3,209           $87               $1,494

  * For the period from the commencement of the offering of Class C shares, August 1, 1994 to August 31, 1994.
 ** For the period from the commencement of the offering of Class I shares, January 2, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data is based upon average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                                        --            --             --         $(0.05)               --
    Ratios (to average net assets):
      Expenses                                                 --            --             --          3.03%+               --
      Net investment loss                                      --            --             --        (2.71)%+               --

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS OTC Fund (the Fund) is a non-diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex- dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C and Class I shares. The four classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,017 for the period ended February 28, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,749 for the period months ended February 28, 1997, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $10,867 for the period ended February 28, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended February 28, 1997 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10,142 and $211 for Class B and Class C shares, respectively, for the period ended February 28, 1997. Fees incurred under the distribution plans for the period ended February 28, 1997 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 1997 were $125, $64,316 and $2,022 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $112,264,267 and $117,127,775, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $114,844,444
                                                                 ============
Gross unrealized depreciation                                    $ (7,991,848)
Gross unrealized appreciation                                       4,234,079
                                                                 ------------
  Net unrealized depreciation                                    $ (3,757,769)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                    Period Ended
                    February 28, 1997
                    (Unaudited)                   Year Ended August 31, 1996
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           1,647,550   $  15,170,127     2,953,233   $  28,054,414
Shares issued to
 shareholders in
 reinvestment of
 distributions          588,869       4,959,533       609,434       4,991,266
Shares transferred
 to Class I            (265,876)     (2,150,280)       --              --
Shares reacquired    (1,580,665)    (14,376,655)   (2,683,072)    (24,825,437)
                    -----------   -------------   -----------   -------------
  Net increase          389,878   $   3,602,725       879,595   $   8,220,243
                    ===========   =============   ===========   =============

Class B Shares
                    Period Ended
                    February 28, 1997
                    (Unaudited)                   Year Ended August 31, 1996
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold           2,548,951   $  23,205,354     3,674,349   $  33,978,577
Shares issued to
 shareholders in
 reinvestment of
 distributions        1,016,924       8,481,140     1,119,205       9,076,592
Shares reacquired    (2,805,832)    (25,083,859)   (3,501,980)    (31,963,123)
                    -----------   -------------   -----------   -------------
  Net increase          760,043   $   6,602,635     1,291,574   $  11,092,046
                    ===========   =============   ===========   =============

Class C Shares
                    Period Ended
                    February 28, 1997
                    (Unaudited)                   Year Ended August 31, 1996
                    ---------------------------   ---------------------------
                         Shares          Amount        Shares          Amount
-----------------------------------------------------------------------------
Shares sold             374,992   $   3,350,992     2,005,344   $  18,386,304
Shares issued to
 shareholders in
 reinvestment of
 distributions           81,648         673,141        89,936         723,987
Shares reacquired      (558,265)     (5,092,701)   (1,644,089)    (15,066,639)
                    -----------   -------------   -----------   -------------
  Net increase
(decrease)             (101,625)  $  (1,068,568)      451,191   $   4,043,652
                    ===========   =============   ===========   =============

Class I Shares
                      Period Ended
                      February 28, 1997
                      (Unaudited)
                      -------------------------
                         Shares          Amount
-----------------------------------------------
Shares transferred
  from Class A          265,876      $2,150,280
Shares reacquired       (82,641)       (691,656)
                         ------       ---------
  Net increase          183,235      $1,458,624
                    ===========   =============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended February 28, 1997 was $914.

                   ----------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) OTC FUND


TRUSTEES                                             INVESTOR INFORMATION
A. Keith Brodkin* - Chairman and President           For MFS stock and bond market outlooks, call
                                                     toll free: 1-800-637-4458 anytime from a
Richard B. Bailey* - Private Investor;               touch-tone telephone.
Former Chairman and Director (until                  For information on MFS mutual funds, call your
1991), Massachusetts Financial Services              financial adviser or, for an information kit,
Company; Director, Cambridge Bancorp;                call toll free: 1-800-637-2929 any business
Director, Cambridge Trust Company                    day from 9 a.m. to 5 p.m. Eastern time (or
                                                     leave a message anytime).
Peter G. Harwood - Private Investor
                                                     INVESTOR SERVICE
J. Atwood Ives - Chairman and Chief Executive        MFS Service Center, Inc.
Officer, Eastern Enterprises                         P.O. Box 2281
Lawrence T. Perera - Partner, Hemenway & Barnes      Boston, MA 02107-9906

William J. Poorvu - Adjunct Professor,               For general information, call toll free:
Harvard University Graduate School of                1-800-225-2606 any business day from
Business Administration                              8 a.m. to 8 p.m. Eastern time.

Charles W. Schmidt - Private Investor                For service to speech- or hearing-impaired,
                                                     call toll free: 1-800-637-6576 any business
Arnold D. Scott* - Senior Executive Vice             day from 9 a.m. to 5 p.m. Eastern time. (To
President, Director and Secretary,                   use this service, your phone must be equipped
Massachusetts Financial Services Company             with a Telecommunications Device for the
                                                     Deaf.)
Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company             For share prices, account balances, and
                                                     exchanges, call toll free: 1-800-MFS-TALK
Elaine R. Smith - Independent Consultant             (1-800-637-8255) anytime from a touch-tone
                                                     telephone.
David B. Stone - Chairman, North American
Management Corp. (investment advisers)               WORLD WIDE WEB
                                                     www.mfs.com
INVESTMENT ADVISER
Massachusetts Financial Services Company             --------------------------------------------
500 Boylston Street
Boston, MA 02116-3741                                 [DALBAR       For the third year in a row,
                                                       LOGO]         MFS earned a #1 ranking in the
DISTRIBUTOR                                          TOP RATED      DALBAR, Inc. Broker/Dealer
MFS Fund Distributors, Inc.                           SERVICE      Survey, Main Office Operations
500 Boylston Street                                               Service Quality Category. The firm
Boston, MA 02116-3741                                achieved a 3.48 overall score on a scale of 1
                                                     to 4 in the 1996 survey. A total of 110 firms
PORTFOLIO MANAGER                                    responded, offering input on the quality of
Mark Regan*                                          service they received from 29 mutual fund
                                                     companies nationwide. The survey contained
TREASURER                                            questions about service quality in 15
W. Thomas London*                                    categories, including "knowledge of phone
                                                     service contacts," "accuracy of transaction
ASSISTANT TREASURER                                  processing," and "overall ease of doing
James O. Yost*                                       business with the firm."

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

CUSTODIAN
Investors Bank & Trust Company

*Affiliated with the Investment Adviser

                                                                 -------------
MFS(R) OTC FUND                [DALBAR LOGO: #1                  BULK RATE
                                TOP RATED SERVICE]               U.S. POSTAGE
                                                                 PAID
                                                                 PERMIT #55638
                                                                 BOSTON, MA
                                                                 -------------

500 Boylston Street
Boston, MA 02116-3741


[LOGO: M F S(SM)]
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)





(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                    OTC-3 4/97 26M 83/283/383

                                     PART C
                                     ------


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            FOR MFS OTC FUND

            (a)  FINANCIAL STATEMENTS INCLUDED IN PART A:

                   For the period from December 1, 1993 to August 31, 1994 and for the two years in the period ended August 31, 1996 and for the six months ended February 28, 1997:

                             Financial Highlights

                 FINANCIAL STATEMENTS INCLUDED IN PART B:
                   At August 31, 1996:
                       Statement of Assets and Liabilities*
                       Portfolio of Investments*


                   At February 28, 1997:
                       Statement of Assets and Liabilities**
                       Portfolio of Investments**


                   For the two years in the period ended August 31, 1996:
                       Statement of Changes in Net Assets*


                   For the six months ended February 28, 1997:
                       Statement of Changes in Net Assets**


                   For the year ended August 31, 1996:
                       Statement of Operations*


                   For the six months ended February 28, 1997:
                       Statement of Operations**


-----------------------------

* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated August 31, 1996, filed with the SEC via EDGAR on November 7, 1996.


** Incorporated herein by reference to the Fund's Semiannual Report to Shareholders dated February 28, 1997, filed with the SEC via EDGAR on May 2, 1997.


            (b)    EXHIBITS

                   1  (a)  Amended and Restated Declaration of Trust, dated
                           January 19, 1995.  (1)

                      (b) Amendment to Declaration of Trust, dated June 20, 1996. (9)


                      (c) Form of Amendment to Declaration of Trust; filed herewith.

                   2  Amended and Restated By-Laws, dated December 21, 1994. (1)

                   3  Not Applicable.

                   4  Form of Share Certificate for Classes of Shares.  (8)

                   5  (a) Investment Advisory Agreement by and
                          between Massachusetts Cash Management
                          Trust, on behalf of MFS Money Market Fund and MFS Government Money Market Fund, dated May 20, 1982 and amended and restated August 1, 1993. (1)

                      (b) Investment Advisory Agreement by and between MFS
                          Series Trust IV, on behalf of MFS Municipal Bond Fund, dated September 1, 1993. (1)

                      (c) Investment Advisory Agreement by and between MFS
                          Series Trust IV, on behalf of MFS OTC Fund, dated October 20, 1993. (1)

                   6  (a) Distribution Agreement between the Trust and MFS
                          Fund Distributors, Inc., dated January 1, 1995.  (1)


                      (b) Dealer Agreement between MFS Fund Distributors, Inc.
                          ("MFD"), and a dealer, and the Mutual Fund Agreement between MFD and a bank or NASD affiliate, as amended April 11, 1997.  (7)


                   7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (1)

                   8  (a) Custodian Agreement between Registrant and State
                          Street Bank and Trust Company, dated April 25,
                          1988. (6)

                      (b) Amendment to Custodian Contract, dated April 25,
                          1988.  (6)

                      (c) Amendment to Custodian Contract, dated October 1,
                          1989.  (6)

                      (d) Amendment to Custodian Contract, dated September 17,
                          1991.  (6)

                      (e) Custodian Agreement between MFS Series Trust IV, on
                          behalf of MFS OTC Fund and Investors Bank & Trust Company, dated October 20, 1993. (1)

                   9  (a) Shareholder Servicing Agent Agreement, dated August
                          1, 1985.  (1)

                      (b) Amendment to Shareholder Servicing
                          Agreement dated January 1, 1997 to amend
                          Fee Schedule; filed herewith.

                      (c) Exchange Privilege Agreement, dated September 1,
                          1995 as amended and restated through and including January 1, 1997. (10)

                      (d) Loan Agreement among MFS Borrowers and The First
                          National Bank of Boston, dated as of February 21, 1995. (4)

                      (e) Third Amendment to the Loan Agreement among MFS
                          Borrowers and The First National Bank of Boston, dated as of February 14, 1997. (12)

                      (f) Dividend Disbursing Agent Agreement, dated
                          February 1, 1986.  (3)

                      (g) Master Administrative Services Agreement, dated
                          March 1, 1997.  (11)


                   10 Consent and Opinion of Counsel filed with Registrant's
                      24f-2 Notice for the fiscal year ended August 31, 1996 on October 29, 1996.

                   11 Consent of Deloitte & Touche, LLP; filed herewith.

                   12 Not Applicable.

                   13 Not Applicable.

                   14 (a) Forms for Individual Retirement Account Disclosure
                          Statement, as currently in effect.  (5)

                      (b) Forms 403(b) Custodial Account Agreement, as
                          currently in effect.  (5)

                      (c) Forms for MFS Prototype Paired Defined Contribution
                          Plans as Trust Agreement, as currently in effect.  (5)


                   15 Master Distribution Plan Pursuant to Rule
                      12b-1 Under the Investment Company Act of
                      1940, effective January 1, 1997; filed
                      herewith.


                   16 (a) Schedule for Computation of
                          Performance Quotations for MFS Money
                          Market Fund and MFS Government Money
                          Market Fund - Seven-Day Yield Calculation. (1)

                      (b) Schedule for Computation of Performance Quotations
                          for MFS Municipal Bond Fund - Yield, Tax-Equivalent Yield, Distribution Rate and Average Annual
                          Total Return.  (1)

                      (c) Schedule for Computation of Performance Quotations
                          for MFS OTC Fund - Average Annual Total Return.  (1)


                   17 Financial Data Schedules for each class of MFS OTC Fund;
                      filed herewith.


                   18 Plan pursuant to Rule 18f-3(d) under the Investment
                      Company Act of 1940. (8)

                      Power of Attorney, dated September 21, 1994.  (1)

-----------------------------

(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 28, 1995.

(2) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

(3) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

(4) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

(5) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

(6) Incorporated by reference to the Registrant's Post-Effective Amendment No. 27 filed with the SEC via EDGAR on October 11, 1995.


(7) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.


(8) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 28, 1996.

(9) Incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the SEC on August 28, 1996.


(10) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-05262) Post-Effective Amendment No. 13 filed with the SEC via EDGAR on February 27, 1997.

(11) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.

(12) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.

 ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
            -------------------------------------------------------------

            Not applicable.

 ITEM 26.   NUMBER OF HOLDERS OF SECURITIES
            -------------------------------

            FOR MFS MONEY MARKET FUND
            -------------------------


                 (1)                                               (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS

            Shares of Beneficial Interest                        48,302
                (without par value)                     (as of May 31, 1997)

            FOR MFS GOVERNMENT MONEY MARKET FUND
            ------------------------------------

                (1)                                                (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS

            Shares of Beneficial Interest                         2,172
                (without par value)                     (as of May 31, 1997)

            FOR MFS MUNICIPAL BOND FUND
            ---------------------------

                (1)                                                (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS

            Class A Shares of Beneficial Interest                40,597
                (without par value)                     (as of May 31, 1997)

            Class B Shares of Beneficial Interest                 2,210
                (without par value)                     (as of May 31, 1997)

            FOR MFS OTC FUND
            ----------------

                (1)                                                (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS

            Class A Shares of Beneficial Interest                 3,953
                (without par value)                     (as of May 31, 1997)

            Class B Shares of Beneficial Interest                 7,286
                (without par value)                     (as of May 31, 1997)

            Class C Shares of Beneficial Interest                   694
                (without par value)                     (as of May 31, 1997)

            Class I Shares of Beneficial Interest                     3
                (without par value)                     (as of May 31, 1997)


 ITEM 27.   INDEMNIFICATION
            ---------------

            The Trustees and officers of the Trust and the personnel of the Trust's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Trust and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

            Reference is hereby made to (a) Article V of the Trust's Declaration of Trust, and (b) Section 9 of the Shareholder Servicing Agent Agreement both incorporated by reference to Post-Effective Amendment No. 26, filed with the SEC via EDGAR on February 28, 1995.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
            ----------------------------------------------------


            MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, The MFS Series Trust (which has one series: MFS Aggressive Small Cap Equity Fund), MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International
Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series:
MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value
Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

            In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

            MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

            MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

            MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

            MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

            Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

            MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

            MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

            MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

            MFS

            The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin
R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

            MASSACHUSETTS INVESTORS TRUST
            MASSACHUSETTS INVESTORS GROWTH STOCK FUND
            MFS GROWTH OPPORTUNITIES FUND
            MFS GOVERNMENT SECURITIES FUND
            MFS SERIES TRUST I
            MFS SERIES TRUST V
            MFS SERIES TRUST VI
            MFS SERIES TRUST X
            MFS GOVERNMENT LIMITED MATURITY FUND

            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

            MFS SERIES TRUST II

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS GOVERNMENT MARKETS INCOME TRUST
            MFS INTERMEDIATE INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST III

            A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST IV
            MFS SERIES TRUST IX

            A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST VII

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST VIII

            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MUNICIPAL SERIES TRUST

            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS VARIABLE INSURANCE TRUST
            MFS UNION STANDARD TRUST
            MFS INSTITUTIONAL TRUST

            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MUNICIPAL INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MULTIMARKET INCOME TRUST
            MFS CHARTER INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SPECIAL VALUE TRUST

            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS/SUN LIFE SERIES TRUST

            John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

            MONEY MARKET VARIABLE ACCOUNT
            HIGH YIELD VARIABLE ACCOUNT
            CAPITAL APPRECIATION VARIABLE ACCOUNT
            GOVERNMENT SECURITIES VARIABLE ACCOUNT
            TOTAL RETURN VARIABLE ACCOUNT
            WORLD GOVERNMENTS VARIABLE ACCOUNT
            MANAGED SECTORS VARIABLE ACCOUNT

            John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

            MIL

            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Thomas J. Cashman, Jr., an Executive Vice President of

MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

            MIL-UK

            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, James E. Russell is the Treasurer, and Robert
T. Burns is the Assistant Secretary.

            MIL FUNDS

            A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MERIDIAN FUNDS

            A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary and James O. Yost is the Assistant Treasurer.

            MFD

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

            CIAI

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSC

          A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

          MFSI

          A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke (who is an Executive Vice President of MFS) are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

          RSI

          William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          A. Keith Brodkin      Director, Sun Life Assurance Company of Canada
                                (U.S.), One Sun Life Executive Park, Wellesley
                                Hills, Massachusetts, Director, Sun Life
                                Insurance and Annuity Company of New York, 67
                                Broad Street, New York, New York

          Donald A. Stewart     President and a Director, Sun Life Assurance
                                Company of Canada, Sun Life Centre, 150 King
                                Street West, Toronto, Ontario, Canada (Mr.
                                Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

          John D. McNeil         Chairman, Sun Life Assurance Company of
                                 Canada, Sun Life Centre, 150 King Street
                                 West, Toronto, Ontario, Canada (Mr. McNeil is also an officer and/or Director of various subsidiaries and affiliates of
                                 Sun Life)

          Joseph W. Dello Russo  Director of Mutual Fund Operations, The Boston
                                 Company, Exchange Place, Boston, Massachusetts (until August, 1994)


ITEM 29.  DISTRIBUTORS
          ------------

          (a) Reference is hereby made to Item 28 above.

          (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                    NAME                                     ADDRESS
                    ----                                     -------

          Massachusetts Financial Services             500 Boylston Street
           Company (investment adviser)                Boston, MA  02116

          MFS Fund Distributors, Inc.                  500 Boylston Street
           (principal underwriter)                     Boston, MA  02116

          State Street Bank and Trust Company          State Street South
           (custodian)                                 5-West
                                                       North Quincy, MA  02171

          MFS Service Center, Inc.                     500 Boylston Street
           (transfer agent)                            Boston, MA  02116

ITEM 31.  MANAGEMENT SERVICES
          -------------------

          Not Applicable.

ITEM 32.  Undertakings

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be goverened by the final adjudiciation of such issue.

                                INDEX TO EXHIBITS


EXHIBIT NO.              DESCRIPTION OF EXHIBIT                        PAGE NO.
-----------              ----------------------                        --------

  1  (c)      Form of Amendment to Declaration of Trust.

  9  (b)      Amendment to Shareholder Servicing Agreement dated
               January 1, 1997 to amend Fee Schedule.

 11           Consent of Deloitte & Touche, LLP.

 15           Master Distribution Plan Pursuant to Rule 12b-1 Under
               the Investment Company Act of 1940, effective
               January 1, 1997.

 17           Financial Data Schedules for each class of MFS
               OTC Fund.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 25th day of June, 1997.

                                      MFS SERIES TRUST IV


                                      By:     JAMES R. BORDEWICK, JR.
                                              -----------------------
                                      Name:   James R. Bordewick, Jr.
                                      Title:  Assistant Secretary


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on June 25, 1997.

          SIGNATURE                                TITLE
          ---------                                -----


A. KEITH BRODKIN*                     Chairman, President (Principal
--------------------------------       Executive Officer) and Trustee
A. Keith Brodkin


W. THOMAS LONDON*                     Treasurer (Principal Financial Officer
--------------------------------       and Principal Accounting Officer)
W. Thomas London


RICHARD B. BAILEY*                    Trustee
--------------------------------
Richard B. Bailey


PETER G. HARWOOD*                     Trustee
--------------------------------
Peter G. Harwood


J. ATWOOD IVES*                       Trustee
--------------------------------
J. Atwood Ives


LAWRENCE T. PERERA, ESQ*              Trustee
--------------------------------
Lawrence T. Perera, Esq.

WILLIAM J. POORVU*                    Trustee
--------------------------------
William J. Poorvu


CHARLES W. SCHMIDT*                   Trustee
--------------------------------
Charles W. Schmidt


ARNOLD D. SCOTT*                      Trustee
--------------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                    Trustee
--------------------------------
Jeffrey L. Shames


ELAINE R. SMITH*                      Trustee
--------------------------------
Elaine R. Smith


DAVID B. STONE*                       Trustee
--------------------------------
David B. Stone


                                        *By:   JAMES R. BORDEWICK, JR.
                                               -----------------------
                                        Name:  James R. Bordewick, Jr.
                                                   as Attorney-in-fact

                                        Executed by James R. Bordewick, Jr. on
                                        behalf of those indicated pursuant to a
                                        Power of Attorney dated
                                        September 21, 1994, as filed with
                                        Registrant's Post-Effective Amendment
                                        No. 26 on February 28, 1995.